EXHIBIT 99.2

Quarterly Supplemental

4th Quarter 2017

The Hub | Hillcrest Market
San Diego, CA
NAPIZZA
Aventura Shopping Center
Aventura, FL
4S Commons Town
San Diego, CA
Ralphs
fresh fare
Heritage Plaza
Irvine, CA

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904 598 7000
RegencyCenters.com

Regency Centers.

At Regency Centers, we have lived our values
for 50 years by executing and successfully
meeting our commitments to our people, our
customers, and our communities. We hold
ourselves to that high standard every day.
Our exceptional culture will set us apart
for the next 50 years through our unending
dedication to these beliefs:

We are our people.
We believe our people are our most
fundamental asset - the best professionals
in the business who bring our culture to life.
We are the company you want to work for and
the people you want to do business with.

We work together to sustain
superior results.
We believe that, by partnering with each other
and with our customers, our talented team
will sustain superior results over the long
term. We believe that when you are passionate
about what you are doing and who you are
working with in a results-oriented, family
atmosphere, you do it better.

We provide exceptional service
to our customers.
We believe in putting our customers first.
This starts by owning, operating, and
developing dominant shopping centers
that are exceptionally merchandised and
maintained and most preferred by the
neighborhoods and communities where our
best-in-class retailers will thrive.

We add value.
We believe in creating value from every
transaction. We realize the critical importance
of executing, performing and delivering on our
commitments.

We perform for our investors.
We believe that the capital that our investors
have entrusted to us is precious. We are
open and transparent. We are committed
to enhancing the investments of our
shareholders, bond and mortgage holders,
lenders, and co-investment partners.

We connect to our communities.
We believe in contributing to the betterment
of our communities. We strive to develop
and operate thriving shopping centers that
are connected to our neighborhoods. We are
continuously reducing our environmental
impact through our greengenuity® program.

We do what is right.
We believe in unwavering standards of
honesty and integrity. Since 1963, our
Company has built its reputation by
maintaining the highest ethical principles.
You will find differentiation in our character –
we do what is right and you can take us at
our word.

We are the industry leader.
We believe that through dedication to
excellence, innovation, and ongoing process
improvements, and by remaining focused on
our core values, we will continue to be the
industry leader in a highly competitive and
ever-changing market.

Our Mission is to enhance our standing as the preeminent national shopping center company through the first-rate performance of our exceptionally merchandised portfolio of dominant grocery-anchored shopping centers, the value-added service from the best team of professionals in the business to our top-performing retailers, and profitable growth and development.

Table of Contents
December 31, 2017

Non-GAAP Disclosures..............................................................................................................................................	1

Earnings Press Release................................................................................................................................................	3

Summary Information:

Summary Financial Information..................................................................................................................................	12

Summary Real Estate Information..............................................................................................................................	13

Financial Information:

Consolidated Balance Sheets.......................................................................................................................................	15

Consolidated Statements of Operations.......................................................................................................................	16

Supplemental Details of Operations (Consolidated Only)..........................................................................................	17

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)........................................................	19

Supplemental Details of Operations (Real Estate Partnerships Only)........................................................................	20

Supplemental Details of Same Property NOI as adjusted (Pro-Rata).........................................................................	22

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures.......................................................	24

Summary of Consolidated Debt .................................................................................................................................	26

Summary of Consolidated Debt Detail ......................................................................................................................	27

Summary of Unsecured Debt Covenants and Leverage Ratios...................................................................................	29

Summary of Unconsolidated Debt..............................................................................................................................	30

Investment Activity:

Property Transactions..................................................................................................................................................	31

Summary of Development...........................................................................................................................................	32

Summary of Redevelopment.......................................................................................................................................	33

Co-investment Partnerships:

Unconsolidated Investments........................................................................................................................................	35

Real Estate Information:

Leasing Statistics.........................................................................................................................................................	36

Average Base Rent by CBSA......................................................................................................................................	37

Significant Tenant Rents..............................................................................................................................................	38

Tenant Lease Expirations.............................................................................................................................................	39

Portfolio Summary Report by State............................................................................................................................	41

Forward-Looking Information:

Earnings and Valuation Guidance................................................................................................................................	55

Reconciliation of Net Income to NAREIT FFO and Core FFO Guidance................................................................	57

Glossary of Terms........................................................................................................................................................	58

Non-GAAP Disclosures
December 31, 2017

We use certain non-GAAP performance measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of the Company's operational results. We manage our entire real estate portfolio without regard to ownership structure, although certain decisions impacting properties owned through partnerships require partner approval. Therefore, we believe presenting our pro-rata share of operating results regardless of ownership structure, along with other non-GAAP measures, makes comparisons of other REITs' operating results to the Company's more meaningful. We continually evaluate the usefulness, relevance, limitations, and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change.

The pro-rata information provided is not, and is not intended to be, presented in accordance with GAAP. The pro-rata supplemental details of assets and liabilities and supplemental details of operations reflect our proportionate economic ownership of the assets, liabilities and operating results of the properties in our portfolio, regardless of ownership structure.

•	The items labeled as "Consolidated" are prepared on a basis consistent with the Company's consolidated financial statements as filed with the SEC on the most recent Form 10-Q or 10-K, as applicable.

•
The columns labeled "Share of JVs" represent our ownership interest in our unconsolidated (equity method) investments in real estate partnerships, and was derived on a partnership by partnership basis by applying to each financial statement line item our ownership percentage interest used to arrive at our share of investments in real estate partnerships and equity in income or loss of investments in real estate partnerships during the period when applying the equity method of accounting to each of our unconsolidated co-investment partnerships.

•
A similar calculation was performed for the amounts in columns labeled ''Noncontrolling Interests”, which represent the limited partners’ interests in consolidated partnerships attributable to each financial statement line item.

We do not control the unconsolidated investment partnerships, and the presentations of the assets and liabilities and revenues and expenses do not necessarily represent our legal claim to such items. The partners are entitled to profit or loss allocations and distributions of cash flows according to the operating agreements, which provide for such allocations according to their invested capital. Our share of invested capital establishes the ownership interest we use to prepare our pro-rata share.

The presentation of pro-rata financial information has limitations as an analytical tool. Some of these limitations include, but are not limited to the following:

•
The amounts shown on the individual line items were derived by applying our overall economic ownership interest percentage determined when applying the equity method of accounting or allocating noncontrolling interests, and do not necessarily represent our legal claim to the assets and liabilities, or the revenues and expenses; and

•	Other companies in our industry may calculate their pro-rata interests differently, limiting the comparability of pro-rata information.

Because of these limitations, the supplemental details of assets and liabilities and supplemental details of operations should not be considered independently or as a substitute for our financial statements as reported under GAAP. We compensate for these limitations by relying primarily on our GAAP results and using the pro-rata details as a supplement.

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The following non-GAAP measures, as defined in the Glossary of Terms, are commonly used by management and the investing public to understand and evaluate our operating results and performance:

•
NAREIT Funds From Operations (NAREIT FFO): The Company believes NAREIT FFO provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. The Company provides a reconciliation of Net Income (Loss) Attributable to Common Stockholders to NAREIT FFO.

•
Core Funds From Operations (Core FFO): The Company believes Core FFO, which excludes certain non-cash and non-comparable items from the computation of NAREIT FFO that affect the Company's period-over-period performance, is useful to investors because it is more reflective of the core operating performance of its portfolio of properties. The Company provides a reconciliation of NAREIT FFO to Core FFO.

•
Net Operating Income (NOI): The Company believes NOI provides useful information to investors to measure the operating performance of its portfolio of properties. The Company provides a reconciliation of Net Income (Loss) Attributable to Common Stockholders to pro-rata NOI.

•
Same Property NOI: The Company provides disclosure of NOI on a same property basis because it believes the measure provides investors with additional information regarding the operating performances of comparable assets. Same Property NOI excludes all development, non-same property and corporate level revenue and expenses. The Company also provides disclosure of NOI excluding termination fees, which excludes bother termination fee income and expenses.

•
Same Property NOI as adjusted: For purposes of evaluating Same Property NOI on a comparative basis, and in light of the merger with Equity One on March 1, 2017, we are presenting our Same Property NOI as adjusted, which is on a pro forma basis as if the merger had occurred January 1, 2016. This perspective allows us to evaluate Same Property NOI growth over a comparable period. Same Property NOI as adjusted is not necessarily indicative of what the actual Same Property NOI and growth would have been if the merger had occurred as of the earliest period presented, nor does it purport to represent the Same Property NOI and growth for future periods. We derived this information from the accounting records of Equity One and did not adjust such information. Equity One’s financial information for the two month period ended February 28, 2017 and 12 month period ended December 31, 2016 was subject to a limited internal review by Regency. The Company provides a reconciliation of Net Income (Loss) Attributable to Common Stockholders to Same Property NOI as adjusted.

Following is the detail for the non-ownership periods of Equity One included in Same Property NOI as adjusted:

	Two months ended February 2017	Three Months Ended December 2016	Twelve Months Ended December 2016
Same Property NOI detail for non-ownership periods of Equity One:

Real Estate Revenues:
Base Rent	$43,798	$65,031	256,326
Recoveries from Tenants	13,889	19,148	79,651
Percentage Rent	1,143	834	5,143
Termination Fees	30	42	305
Other Income	581	1,029	3,342
Total Real Estate Revenues	59,441	86,084	344,767

Real Estate Operating Expenses:
Operating and Maintenance	9,270	13,497	53,347
Termination Expense	—	—	170
Real Estate Taxes	7,661	9,482	41,809
Ground Rent	28	69	277
Provision for Doubtful Accounts	237	259	1,128
Total Real Estate Operating Expenses	17,196	23,307	96,731

Same Property NOI	$42,245	$62,777	248,036

Same Property NOI without Termination Fees	$42,215	$62,735	247,901

Same Property NOI without Termination Fees or Redevelopments	$36,906	$55,074	218,608

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Regency Centers Reports Fourth Quarter and Full Year 2017 Results

JACKSONVILLE, FL. (February 8, 2018) - Regency Centers Corporation (“Regency” or the “Company”) today reported financial and operating results for the period ended December 31, 2017.

Fourth Quarter and Full Year 2017 Highlights

•	Fourth quarter Net Income Attributable to Common Stockholders (“Net Income”) of $0.50 per diluted share.

•	Fourth quarter NAREIT Funds From Operations (“NAREIT FFO”) of $0.94 per diluted share and Core Funds From Operations (“Core FFO”) of $0.92 per diluted share.

•
Same property Net Operating Income (“NOI”) as adjusted, which reflects adjustments for the Equity One merger, excluding termination fees, increased 2.7% in the fourth quarter and 3.6% for the full year as compared to the same periods in the prior year.

•	As of December 31, 2017, the same property portfolio was 96.3% leased, a 30 basis point increase sequentially.

•	As of December 31, 2017, spaces less than 10,000 square feet (“Small Shops”) were 92.5% leased, a 10 basis point increase sequentially.

•	As of December 31, 2017, a total of 23 properties were in development or redevelopment representing a total investment of approximately $544 million.

•	During the fourth quarter, Regency acquired two shopping centers for approximately $150 million and sold five shopping centers for approximately $103 million.

•	On February 6, 2018, Regency’s Board of Directors (the “Board”) declared a quarterly cash dividend on the Company’s common stock of $0.555 per share, an annualized increase of 5.7%.

“Regency’s unequaled combination of strategic advantages allowed for another remarkable year of performance, including strong levels of percent leased and same property NOI growth at or above 3.5% for the sixth consecutive year,” stated Martin E. “Hap” Stein, Jr., Chairman and Chief Executive Officer. “Our successes in 2017 and over the last six years demonstrate our ability to continually execute on our commitment to being best-in-class and realize our strategic objectives by delivering superior NOI, net asset value and earnings growth while creating long term value for our shareholders.”

Financial Results

Regency reported Net Income for the fourth quarter of $85.1 million, or $0.50 per diluted share compared to $55.9 million, or $0.53 per diluted share, for the same period in 2016. For the twelve months ended December 31, 2017, Net Income was $159.9 million, or $1.00 per diluted share, compared to $143.9 million, or $1.42 per diluted share, for the same period in 2016.

The Company reported NAREIT FFO for the fourth quarter of $161.4 million, or $0.94 per diluted share, compared to $83.1 million, or $0.79 per diluted share, for the same period in 2016. For the twelve months ended December 31, 2017, NAREIT FFO was $494.8 million, or $3.09 per diluted share, compared to $277.3

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million, or $2.73 per diluted share, for the same period in 2016. The Company’s full year 2017 NAREIT FFO includes costs of $80.7 million associated with the merger of Regency and Equity One. No additional merger related costs are anticipated in 2018.

Core FFO for the fourth quarter was $157.9 million, or $0.92 per diluted share, compared to $89.9 million, or $0.86 per diluted share, for the same period in 2016. For the twelve months ended December 31, 2017, Core FFO was $592.1 million, or $3.69 per diluted share, compared to $334.0 million, or $3.29 per diluted share, for the same period in 2016.

Operating Results

Fourth quarter same property NOI as adjusted, excluding termination fees, increased 2.7% compared to the same period in 2016. For the twelve months ended December 31, 2017, same property NOI as adjusted, excluding termination fees, increased 3.6% compared to the same period in 2016 driven by base rent growth of 3.5%. In light of the merger with Equity One on March 1, 2017, same property NOI as adjusted is presented on a pro forma basis as if the merger had occurred January 1, 2016. Please refer to the Company’s supplemental package for additional details.

As of December 31, 2017, Regency’s wholly owned portfolio plus its pro-rata share of co-investment partnerships was 95.5% leased. The same property portfolio was 96.3% leased, which is an increase of 30 basis points sequentially and from the same period in 2016 when adjusted for the current same property pool. Within the same property portfolio, Small Shops were 92.5% leased, an increase of 10 basis points sequentially and an increase of 40 basis points from the same period in 2016 when adjusted for the current same property pool. Within the same property portfolio, spaces greater than or equal to 10,000 square feet (“Anchors”) were 98.6% leased, an increase of 40 basis points sequentially and from the same period in 2016 when adjusted for the current same property pool.

Regency executed approximately 1.8 million square feet of comparable new and renewal leases during the quarter at blended rent spreads of 6.0%. New leasing represented approximately 443,000 square feet, with Anchors representing nearly 60% of new activity, which compares to an average of 30% in the eight quarters prior. This significant contribution in new Anchor leasing drove higher committed tenant improvements for the quarter when compared to prior quarters. For the twelve months ended December 31, 2017, the Company executed approximately 6.3 million square feet of comparable new and renewal leases at blended rent spreads of 7.8%.

Investments

Property Transactions

During the fourth quarter, the Company closed on approximately $150 million of acquisitions, and approximately $103 million of dispositions.

•
Scripps Ranch Marketplace (San Diego, CA) - In December, Regency acquired Scripps Ranch Marketplace, a 132,000 square foot neighborhood shopping center anchored by Vons for $81.6 million. A secured mortgage of $27.0 million was assumed at closing.

•	Roosevelt Square (Seattle, WA) - In December, the Company closed on the acquisition of Roosevelt Square, a 148,000 square foot retail center anchored by Whole Foods Market for $68.3 million.

•	Regency sold five shopping centers during the fourth quarter of 2017.

Subsequent to year-end, in January 2018, Regency closed on approximately $65 million of acquisitions.

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•
Ballard Blocks I (Seattle, WA) - The Company acquired a 50% equity interest in Ballard Blocks I, an operating 132,000 square foot shopping center, anchored by Trader Joe’s, for $27.3 million. Regency also acquired a 50% interest in adjacent land, and concurrently announced the development start of Ballard Blocks II (description below).

•
District at Metuchen (Metuchen, NJ) - Regency and a co-investment partner acquired District at Metuchen, a 67,000 square foot Whole Foods Market anchored shopping center located in the New York metro area for a gross purchase price of $33.8 million. The Company’s share of the purchase price was $6.8 million.

•
Hewlett Crossing I & II (Hewlett, NY) - The Company acquired Hewlett Crossing I, a 32,000 square foot retail center anchored by Petco, for a gross purchase price of $19.5 million. A secured mortgage of $9.7 million was assumed at closing. Regency also acquired the adjacent Hewlett Crossing II, a 20,000 square foot neighborhood retail center anchored by Duane Reade, for a gross purchase price of $11.4 million. Regency will operate the two centers as a single center known as Hewlett Crossing.

Developments and Redevelopments

At year end, the Company had 23 properties in development or redevelopment with combined, estimated net development costs of approximately $544 million. In-process development projects were a combined 58% funded and 80% leased, and are expected to yield an average return of 7.3%.

During the fourth quarter, the Company started two ground up development projects.

•
Midtown East (Raleigh, NC) - Midtown East is a 174,000 square foot shopping center anchored by Wegmans. Midtown East is a 50/50 joint venture and Regency’s pro-rata share of estimated development cost is $22.0 million at a projected 8.0% stabilized yield.

•
Indigo Square (Charleston, SC) - Indigo Square is a 51,000 square foot shopping center anchored by Publix Greenwise Market. Indigo Square will be surrounded by 456 multifamily units, a Hilton hotel, and 600 self-storage units. The estimated development cost of Indigo Square is $16.6 million at a projected 8.3% stabilized yield.

Subsequent to quarter end, and simultaneously with the acquisition of Ballard Blocks I, the Company also started Ballard Blocks II, a 114,000 square foot 50/50 joint venture development anchored by PCC Community Markets. Regency’s pro-rata share of estimated development costs in Ballard II is $31.1 million at a projected 6.3% stabilized yield.

Capital Markets

Equity Offering

As previously disclosed, on December 14, 2017, the final settlement of the Company’s forward sale agreement occurred. Regency received approximately $89.1 million of net proceeds after adjustments for interest, dividends and the underwriters’ discount but before deducting offering expenses, by delivering 1,250,000 shares of the Company’s common stock.

Stock Repurchase Program

On February 7, 2018, Regency’s Board authorized a share repurchase program for up to $250 million of shares of the Company’s common stock. This program is scheduled to expire on February 6, 2020. The timing of share repurchases under this new program depends upon marketplace conditions and other factors, and the program remains subject to the discretion of the Board.

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Dividend

On February 6, 2018, Regency’s Board declared a quarterly cash dividend on the Company’s common stock of $0.555 per share, an annualized increase of 5.7%. The dividend is payable on March 2, 2018, to shareholders of record as of February 20, 2018.

2018 Guidance

Regency Centers issued 2018 guidance on January 11, 2018. There have been no changes to the previously released guidance. Please refer to the Company’s fourth quarter 2017 supplemental information package for a complete list of guidance.

Full Year 2018 Guidance
Net Income Attributable to Common Stockholders (“Net Income”)	$1.47 - $1.56
NAREIT Funds From Operations (“NAREIT FFO”) per diluted share	$3.73 - $3.82
Operating Funds From Operations (“Operating FFO”) per diluted share	$3.48 - $3.54
Same Property Net Operating Income (“SPNOI”) Growth excluding termination fees (pro-rata)	2.25% - 3.25%
Acquisitions ($ thousands)	+/- $150,000
Cap Rate (weighted average)	+/- 4.75%
Dispositions ($ thousands)	+/- $150,000
Cap Rate (weighted average)	+/- 7.25%

Conference Call Information

To discuss Regency’s fourth quarter results, the Company will host a conference call on Friday, February 9, 2018, at 11:00 a.m. ET. Dial-in and webcast information is listed below.

Fourth Quarter Conference Call
Date:	Friday, February 9, 2018
Time:	11:00 a.m. ET
Dial#:	877-407-0789 or 201-689-8562
Webcast:	investors.regencycenters.com

Replay

Webcast Archive: Investor Relations page under Events & Webcasts

Non-GAAP Disclosure

The Company uses certain non-GAAP performance measures, in addition to the required GAAP presentations, as it believes these measures improve the understanding of the Company's operational results. Regency manages its entire real estate portfolio without regard to ownership structure, although certain decisions impacting properties owned through partnerships require partner approval. Therefore, the Company believes presenting its pro-rata share of operating results regardless of ownership structure, along with other non-GAAP measures, makes comparisons of other REITs' operating results to the Company's more meaningful. Management continually evaluates the usefulness, relevance, limitations, and calculation of the Company’s

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reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change.

NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from dispositions of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since NAREIT FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered a substitute measure of cash flows from operations. Core FFO is an additional performance measure used by Regency as the computation of NAREIT FFO includes certain non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from NAREIT FFO: (a) transaction related income or expenses; (b) impairments on land; (c) gains or losses from the early extinguishment of debt; (d) development pursuit costs; and (e) other non-comparable amounts as they occur. The Company provides a reconciliation of Net Income to NAREIT FFO and Core FFO for actual results. Operating FFO is an additional performance measure that excludes from Core FFO: (a) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and includes (b) development pursuit costs. The Company provides a reconciliation of Net Income to Operating FFO per diluted share for forward looking guidance.

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Reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO and Core FFO - Actual (in thousands)

For the Periods Ended December 31, 2017 and 2016	Three Months Ended		Year to Date
	2017	2016	2017	2016
Net Income Attributable to Common Stockholders	$85,139	55,869	$159,949	143,860
Adjustments to reconcile to NAREIT Funds From Operations(1):
Depreciation and amortization (excluding FF&E)	98,036	50,077	364,908	193,451
Provision for impairment to operating properties	—	2,500	—	3,159
Gain on sale of operating properties	(21,988)	(25,410)	(30,402)	(63,426)
Exchangeable operating partnership units	171	92	388	257
NAREIT Funds From Operations	$161,358	83,128	$494,843	277,301

NAREIT Funds From Operations	$161,358	83,128	494,843	277,301
Adjustments to reconcile to Core Funds From Operations(1):
Acquisition pursuit and closing costs	—	242	138	2,007
Development pursuit costs	1,047	596	1,569	1,503
Income tax benefit	(9,737)	—	(9,737)	—
Gain on sale of land	(654)	(883)	(3,623)	(8,769)
Provision for impairment to land	—	33	—	580
Loss on derivative instruments and hedge ineffectiveness	(2)	(1)	(15)	40,589
Early extinguishment of debt	46	250	12,449	14,207
Merger related costs	5,131	6,539	80,715	6,539
Merger related debt offering interest	—	—	975	—
Preferred redemption costs	—	—	12,227	—
Hurricane losses	744	—	2,596	—
Core Funds From Operations	$157,933	89,904	$592,137	333,957

Weighted Average Shares For Diluted Earnings per Share	170,855	104,971	159,960	101,285
Weighted Average Shares For Diluted FFO and Core FFO per Share	171,205	105,125	160,255	101,439

(1) Includes pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests.

Same property NOI is a key non-GAAP measure used by management in evaluating the operating performance of Regency’s properties. The Company provides a reconciliation of net income to pro-rata same property NOI.

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Reconciliation of Net Income Attributable to Common Stockholders to Pro-Rata Same Property NOI as adjusted - Actual (in thousands)

For the Periods Ended December 31, 2017 and 2016	Three Months Ended		Year to Date
	2017	2016	2017	2016
Net Income Attributable to Common Stockholders	$85,139	55,869	$159,949	143,860
Less:
Management, transaction, and other fees	(6,806)	(6,568)	(26,158)	(25,327)
Income tax benefit	(9,737)	—	(9,737)	—
Gain on sale of real estate	(22,519)	(24,324)	(27,432)	(47,321)
Other(1)	(10,819)	(4,976)	(47,357)	(16,144)
Plus:
Depreciation and amortization	90,444	42,606	334,201	162,327
General and administrative	18,006	16,631	67,624	65,327
Other operating expense, excluding provision for doubtful accounts	6,460	8,033	85,233	12,376
Other expense (income)	34,360	22,646	141,093	148,066
Equity in income of investments in real estate excluded from NOI (2)	14,771	12,271	53,290	33,952
Net income attributable to noncontrolling interests	802	524	2,903	2,070
Preferred stock dividends and issuance costs	—	5,266	16,128	21,062
NOI	200,101	127,978	749,737	500,248

Less non-same property NOI (3)	(10,572)	(6,050)	(38,186)	(19,716)
Plus same property NOI for non-ownership periods of Equity One(4)	—	62,777	42,245	248,036

Same Property NOI	$189,529	184,705	$753,796	728,568

Same Property NOI without termination fees	$189,311	184,384	$753,106	727,209

Same Property NOI without termination fees or redevelopments	$163,095	161,484	$655,898	638,347

(1) Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(2) Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, and interest expense.

(3) Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.
(4) Refer to page 2 of the Company's fourth quarter 2017 supplemental package for Same Property NOI detail for the non-ownership periods of Equity One.

Reported results are preliminary and not final until the filing of the Company’s Form 10-K with the SEC and, therefore, remain subject to adjustment.

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Reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO and Operating FFO - Guidance (per diluted share)

	Full Year
NAREIT FFO and Operating FFO Guidance:	2018

Net income attributable to common stockholders	$ 1.47	1.56

Adjustments to reconcile net income to NAREIT FFO:
Depreciation and amortization	2.26	2.26

NAREIT Funds From Operations	$ 3.73	3.82

Adjustments to reconcile NAREIT FFO to Operating FFO:
Other non-comparable costs	0.02	0.00
Straight line rent, net	(0.09)	(0.10)
Market rent amortization, net	(0.16)	(0.16)
Debt mark-to-market	(0.02)	(0.02)

Operating Funds From Operations	$ 3.48	$ 3.54

The Company has published forward-looking statements and additional financial information in its fourth quarter 2017 supplemental information package that may help investors estimate earnings for 2018. A copy of the Company’s fourth quarter 2017 supplemental information will be available on the Company's website at www.RegencyCenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-K for the year ended December 31, 2017. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

About Regency Centers Corporation (NYSE: REG)

Regency Centers is the preeminent national owner, operator, and developer of shopping centers located in affluent and densely populated trade areas. Our portfolio includes thriving properties merchandised with highly productive grocers, restaurants, service providers, and best-in-class retailers that connect to their neighborhoods, communities, and customers. Operating as a fully integrated real estate company, Regency Centers is a qualified real estate investment trust (REIT) that is self-administered, self-managed, and an S&P 500 Index member. For more information, please visit regencycenters.com.

###

10

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

11

Summary Financial Information
December 31, 2017
(in thousands, except per share data)

	Three Months Ended		Year to Date
	2017	2016	2017	2016
Financial Results
Net income attributable to common stockholders (page 15)	$85,139	$55,869	$159,949	$143,860
Net income per diluted share	$0.50	$0.53	$1.00	$1.42

NAREIT Funds From Operations (NAREIT FFO) (page 20)	$161,358	$83,128	$494,843	$277,301
NAREIT FFO per diluted share	$0.94	$0.79	$3.09	$2.73

Core Funds From Operations (Core FFO) (page 20)	$157,933	$89,904	$592,137	$333,957
Core FFO per diluted share	$0.92	$0.86	$3.69	$3.29

Same Property NOI as adjusted without termination fees (page 19)	$189,311	$184,384	$753,106	$727,209
% growth	2.7%		3.6%

Dividends paid per share and unit	$0.53	$0.50	$2.10	$2.00
Payout ratio of Core FFO per share (diluted)	57.6%	58.1%	56.9%	60.8%

Diluted share and unit count
Weighted average shares (diluted) - Net income	170,855	104,971	159,960	101,285
Weighted average shares (diluted) - NAREIT FFO and Core FFO	171,205	105,125	160,255	101,439

	As of	As of	As of	As of
	12/31/2017	12/31/2016	12/31/2015	12/31/2014
Capital Information
Market price per common share	$69.18	$68.95	$68.12	$63.78

Common shares outstanding	171,365	104,497	97,213	94,108
Exchangeable units held by noncontrolling interests	350	154	154	154
Common shares and equivalents issued and outstanding	171,715	104,651	97,367	94,262
Market equity value of common and convertible shares	$11,879,231	$7,215,718	$6,632,627	$6,012,045

Non-convertible preferred stock	$—	$325,000	$325,000	$325,000

Outstanding debt	$4,115,588	$2,111,450	$2,363,238	$2,528,137
Less: cash	(49,381)	(17,879)	(40,623)	(121,789)
Net debt	$4,066,207	$2,093,571	$2,322,615	$2,406,348

Total market capitalization	$15,945,438	$9,634,289	$9,280,242	$8,743,393

Debt metrics (pro-rata; trailing 12 months "TTM") (1)
Net Debt-to-Adjusted EBITDA	5.4x	4.4x	5.2x	5.7x
Fixed charge coverage	4.1x	3.3x	2.8x	2.5x

(1) In light of the merger with Equity One on March 1, 2017, debt metric calculations include legacy Regency results for the trailing 12 months and the annualized impact of year to date results for the Equity One contribution post merger.

12

Summary Real Estate Information
December 31, 2017
(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	12/31/2017	9/30/2017	6/30/2017	3/31/2017*	12/31/2016
Number of properties	426	427	428	429	307
Number of retail operating properties	412	413	414	416	301
Number of same properties	395	399	400	402	289
Number of properties in redevelopment	14	22	21	23	15
Number of properties in development	9	8	8	7	6

Gross Leasable Area (GLA) - All properties	53,881	54,067	54,162	54,038	37,831
GLA including retailer-owned stores - All properties	58,845	59,031	59,125	59,002	42,246
GLA - Retail operating properties	52,161	52,250	52,344	52,473	36,923
GLA - Same properties	50,144	50,624	50,719	50,848	35,316
GLA - Properties in redevelopment(1)	3,607	4,907	4,591	4,691	2,692
GLA - Properties in development	1,461	1,348	1,348	1,096	908

Wholly Owned and Pro-Rata Share of Co-investment Partnerships

GLA - All properties	44,015	44,281	44,284	44,075	28,745
GLA including retailer-owned stores - All properties	48,979	49,244	49,248	49,039	33,160
GLA - Retail operating properties	42,456	42,536	42,540	42,583	27,837
GLA - Same properties	40,601	41,073	41,076	41,120	26,392
Spaces ≥ 10,000 sf	25,239	25,914	25,930	25,912	16,113
Spaces < 10,000 sf	13,874	15,159	15,146	15,208	10,279
GLA - Properties in redevelopment(1)	2,817	4,138	3,865	4,211	2,277
GLA - Properties in development	1,374	1,348	1,348	1,096	908

% leased - All properties	95.5%	95.3%	95.0%	95.3%	95.4%
% leased - Retail operating properties	96.2%	95.9%	95.7%	95.8%	96.0%
% leased - Same properties (2)	96.3%	96.0%	95.8%	96.0%	96.2%
Spaces ≥ 10,000 sf (2)	98.6%	98.2%	98.0%	98.4%	98.3%
Spaces < 10,000 sf (2)	92.5%	92.4%	92.1%	91.8%	93.0%
Average % leased - Same properties (2)	96.0%	96.0%	96.1%	96.1%	96.1%
% commenced - Same properties(2)(3)	94.4%	93.7%	93.7%	93.7%	94.3%

Same property NOI as adjusted growth - YTD (see page 19) (2) (4)	3.5%	3.9%	3.3%	3.3%	3.9%
Same property NOI as adjusted growth without termination fees - YTD(2) (4)	3.6%	4.0%	3.5%	3.7%	3.5%
Same property NOI as adjusted growth without termination fees or redevelopments - YTD (2) (4)	2.7%	3.3%	2.9%	3.1%	3.1%
Rent spreads - Trailing 12 months (5) (see page 31)	7.8%	9.4%	9.1%	9.8%	11.3%

13

*Note: Beginning with the quarter ended 3/31/17, information includes the impact of the Equity One merger closed March 1, 2017. The information presented for periods prior to 3/31/17 has not been restated and is therefore not comparable.

(1) Represents entire center GLA rather than redevelopment portion only. Included in Same Property pool unless noted otherwise.
(2) Periods prior to 3/31/17 are not adjusted for current same property pool.
(3) Excludes leases that are signed but have not yet commenced.
(4) From 3/31/17 forward, Same Property NOI growth is presented as adjusted, as if the merger had occurred on 1/1/16. Please see page 19 for more detail.
(5) Retail operating properties only. Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed.

14

Consolidated Balance Sheets
December 31, 2017 and December 31, 2017
(in thousands)

	2017	2016
	(unaudited)
Assets
Real estate investments at cost:
Land, building and improvements	$10,599,302	$4,752,621
Properties in development	314,391	180,878
	10,913,693	4,933,499
Less: accumulated depreciation	1,339,814	1,124,391
	9,573,879	3,809,108
Properties held for sale	—	—
Investments in real estate partnerships	386,304	296,699
Net real estate investments	9,960,183	4,105,807

Cash and cash equivalents	49,381	17,879
Accounts receivable, net	66,586	31,418
Straight line rent receivables, net	88,596	69,823
Notes receivable	15,803	10,481
Deferred leasing costs, net	80,044	69,000
Acquired lease intangible assets, net	477,589	118,831
Trading securities held in trust, at fair value	31,655	28,588
Goodwill	310,609	—
Other assets	63,589	37,079
Total assets	$11,144,035	$4,488,906

Liabilities and Equity
Liabilities:
Notes payable	$2,971,715	$1,363,925
Unsecured credit facilities	623,262	278,495
Total notes payable	3,594,977	1,642,420

Accounts payable and other liabilities	234,271	138,936
Acquired lease intangible liabilities, net	535,720	54,180
Tenants' security and escrow deposits	46,013	28,868
Total liabilities	4,410,981	1,864,404

Equity:
Stockholders' Equity:
Preferred stock	—	325,000
Common stock, $.01 par	1,714	1,045
Additional paid in capital	7,854,797	3,277,861
Accumulated other comprehensive loss	(6,289)	(18,346)
Distributions in excess of net income	(1,158,170)	(994,259)
Total stockholders' equity	6,692,052	2,591,301
Noncontrolling Interests:
Exchangeable operating partnership units	10,907	(1,967)
Limited partners' interest	30,095	35,168
Total noncontrolling interests	41,002	33,201
Total equity	6,733,054	2,624,502
Total liabilities and equity	$11,144,035	$4,488,906

These consolidated balance sheets should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

15

Consolidated Statements of Operations
For the Periods Ended December 31, 2017 and 2016
(in thousands)
unaudited

	Three Months Ended		Year to Date
	2017	2016	2017	2016
Revenues:
Minimum rent	$195,452	114,800	$728,078	444,305
Percentage rent	1,126	1,476	6,635	4,128
Recoveries from tenants and other income	61,367	36,717	223,455	140,611
Management, transaction, and other fees	6,806	6,568	26,158	25,327
Total revenues	264,751	159,561	984,326	614,371
Operating Expenses:
Depreciation and amortization	90,444	42,606	334,201	162,327
Operating and maintenance	40,101	25,256	143,990	95,022
General and administrative	18,006	16,631	67,624	65,327
Real estate taxes	30,087	16,698	109,723	66,395
Other operating expense	7,605	8,289	89,225	14,081
Total operating expenses	186,243	109,480	744,763	403,152
Other Expense (Income):
Interest expense, net of interest income	35,344	20,222	132,629	90,712
Provision for impairment	—	2,533	—	4,200
Early extinguishment of debt	46	296	12,449	14,240
Net investment (income) loss	(1,030)	(405)	(3,985)	(1,672)
Loss on derivative instruments	—	—	—	40,586
Total other expense	34,360	22,646	141,093	148,066
Income (loss) from operations before equity in income of investments in real estate partnerships	44,148	27,435	98,470	63,153
Equity in income of investments in real estate partnerships	9,537	9,900	43,341	56,518
Income tax expense of taxable REIT subsidiary	(9,737)	—	(9,737)	—
Income from operations	63,422	37,335	151,548	119,671
Gain on sale of real estate, net of tax	22,519	24,324	27,432	47,321
Net income	85,941	61,659	178,980	166,992
Noncontrolling Interests:
Exchangeable operating partnership units	(171)	(92)	(388)	(257)
Limited partners' interests in consolidated partnerships	(631)	(432)	(2,515)	(1,813)
Net income attributable to noncontrolling interests	(802)	(524)	(2,903)	(2,070)
Net income attributable to controlling interests	85,139	61,135	176,077	164,922
Preferred stock dividends and issuance costs	—	(5,266)	(16,128)	(21,062)
Net income attributable to common stockholders	$85,139	55,869	$159,949	143,860

These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

16

Supplemental Details of Operations (Consolidated Only)
For the Periods Ended December 31, 2017 and 2016
(in thousands)

	Three Months Ended		Year to Date
	2017	2016	2017	2016
Real Estate Revenues:
Base rent	$185,530	110,650	$684,133	432,296
Recoveries from tenants	56,864	32,993	206,675	127,677
Percentage rent	1,126	1,476	6,635	4,128
Termination fees	223	267	845	878
Other income	4,239	3,457	15,935	12,056
Total real estate revenues	247,982	148,843	914,223	577,035

Real Estate Operating Expenses:
Operating and maintenance	37,166	22,906	132,512	86,034
Real estate taxes	30,087	16,698	109,723	66,395
Ground rent	2,150	1,798	8,583	7,049
Provision for doubtful accounts	1,145	256	3,992	1,705
Total real estate operating expenses	70,548	41,658	254,810	161,183

Other Rent Amounts:
Straight line rent, net	4,810	2,015	17,859	6,165
Above/below market rent amortization, net	4,368	1,583	23,192	3,905
Total other rent amounts	9,178	3,598	41,051	10,070

Fee Income:
Property management fees	3,465	3,256	13,917	13,075
Asset management fees	1,776	1,811	7,090	6,745
Leasing commissions and other fees	1,565	1,501	5,151	5,507
Total fee income	6,806	6,568	26,158	25,327

Interest Expense, net:
Gross interest expense	35,497	18,817	132,884	85,611
Derivative amortization	2,102	2,102	8,408	8,408
Debt cost amortization	1,214	880	4,615	3,718
Debt premium/discount amortization	(941)	(462)	(3,515)	(2,363)
Capitalized interest	(2,168)	(859)	(7,946)	(3,482)
Interest income	(358)	(256)	(1,811)	(1,180)
Total interest expense, net	35,346	20,222	132,635	90,712

General & Administrative, net:
Gross general & administrative	20,641	20,874	76,153	73,672
Stock-based compensation	4,375	3,455	15,525	13,422
Capitalized direct leasing compensation costs	(2,901)	(2,495)	(10,384)	(10,545)
Capitalized direct development compensation costs	(5,093)	(5,637)	(17,609)	(12,981)
Total general & administrative, net	17,022	16,197	63,685	63,568

Real Estate (Gains) Losses:
Gain on sale of operating properties	(21,870)	(23,438)	(24,505)	(38,573)
Provision for impairment of operating properties	—	2,500	—	3,366
Gain on sale of land	(649)	(886)	(2,927)	(8,748)
Provision for impairment of land	—	33	—	834
Total real estate (gains) losses	(22,519)	(21,791)	(27,432)	(43,121)

Depreciation, Transaction and Other Expense (Income):
Depreciation and amortization (including FF&E)	90,444	42,606	334,201	162,327
Acquisition pursuit and closing costs	—	158	131	1,924
Development pursuit costs	1,021	591	1,529	1,487
Merger related costs	5,131	6,539	80,715	6,539
Income tax benefit	(9,737)	—	(9,737)	—
Loss from deferred compensation plan, net	24	29	94	87
Early extinguishment of debt	46	296	12,449	14,240
Loss on derivative instruments and hedge ineffectiveness	(2)	—	(6)	40,586
Gain on sale of investments	(70)	—	(139)	—
Other expenses	308	745	2,858	2,426
Total depreciation, transaction and other expense (income)	87,165	50,964	422,095	229,616

17

Three Months Ended		Year to Date
2017	2016	2017	2016
These consolidated supplemental details of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

18

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)
December 31, 2017 and December 31, 2017
(in thousands)

	Noncontrolling Interests		Share of JVs

	2017	2016	2017	2016
Assets
Land, building and improvements	$(77,528)	(67,245)	$1,248,224	1,084,975
Properties in development	(597)	(7,655)	14,599	1,858
	(78,125)	(74,900)	1,262,823	1,086,833
Less: accumulated depreciation	(10,645)	(9,127)	387,587	347,074
Net real estate investments	(67,480)	(65,773)	875,236	739,759

Cash and cash equivalents	(3,098)	(2,366)	11,123	6,811
Accounts receivable, net	(1,334)	(1,311)	5,641	6,299
Straight line rent receivables, net	(1,444)	(1,213)	16,539	14,514
Deferred leasing costs, net	(1,383)	(1,007)	13,905	11,527
Acquired lease intangible assets, net	(1,061)	(1,379)	14,268	10,710
Other assets	(357)	(344)	7,291	7,168

Total assets	$(76,157)	(73,393)	$944,003	796,788

Liabilities
Notes payable	(43,121)	(35,731)	520,611	469,030
Accounts payable and other liabilities	(2,172)	(1,645)	21,977	20,371
Acquired lease intangible liabilities, net	(482)	(604)	11,323	7,336
Tenants' security and escrow deposits	(287)	(245)	3,788	3,352

Total liabilities	$(46,062)	(38,225)	$557,699	500,089

Note
Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

19

Supplemental Details of Operations (Real Estate Partnerships Only)
For the Periods Ended December 31, 2017 and 2016
(in thousands)

	Noncontrolling Interests				Share of JVs
	Three Months Ended		Year to Date		Three Months Ended		Year to Date
	2017	2016	2017	2016	2017	2016	2017	2016

Real Estate Revenues:
Base rent	$(1,803)	(1,559)	$(6,742)	(6,678)	$25,324	23,011	$99,507	91,872
Recoveries from tenants	(557)	(388)	(1,979)	(1,689)	8,312	7,332	31,621	28,753
Percentage rent	—	—	(4)	(5)	169	91	1,271	1,230
Termination fees	—	—	(20)	(4)	—	12	241	356
Other income	(30)	(27)	(144)	(143)	529	399	2,454	2,331
Total real estate revenues	(2,390)	(1,974)	(8,889)	(8,519)	34,334	30,845	135,094	124,542

Real Estate Operating Expenses:
Operating and maintenance	(389)	(313)	(1,326)	(1,283)	5,389	4,711	20,348	18,413
Real estate taxes	(320)	(257)	(1,125)	(1,049)	4,557	3,772	17,204	14,984
Ground rent	(26)	(25)	(105)	(100)	89	92	362	361
Termination expense	—	—	—	—	—	—	113	—
Provision for doubtful accounts	(14)	(1)	(27)	(13)	(9)	99	436	314
Total real estate operating expenses	(749)	(596)	(2,583)	(2,445)	10,026	8,674	38,463	34,072

Other Rent Amounts:
Straight line rent, net	(25)	(82)	(197)	(229)	336	256	1,057	1,283
Above/below market rent amortization, net	(6)	(15)	(51)	(22)	319	222	1,146	903
Total other rent amounts	(31)	(97)	(248)	(251)	655	478	2,203	2,186

Fee Income:
Asset management fees	—	—	—	—	(281)	(267)	(1,141)	(1,080)
Total fee income	—	—	—	—	(281)	(267)	(1,141)	(1,080)

Interest Expense, net:
Gross interest expense	(396)	(393)	(1,541)	(1,738)	6,108	5,580	24,472	23,326
Debt cost amortization	(36)	(11)	(73)	(44)	155	142	602	587
Debt premium/discount amortization	—	16	—	176	42	45	175	172
Capitalized interest	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—
Total interest expense, net	(432)	(388)	(1,614)	(1,606)	6,305	5,767	25,249	24,085

General & Administrative, net:
Gross general & administrative	—	—	—	—	40	24	174	159
Total general & administrative, net	—	—	—	—	40	24	174	159

Real Estate (Gains) Losses:
Gain on sale of operating properties	—	—	—	128	(118)	(1,972)	(5,897)	(24,981)
Provision for impairment of operating properties	—	—	—	(207)	—	—	—	—
Gain on sale of land	—	—	—	—	(5)	3	(696)	(21)
Provision for impairment of land	—	—	—	(253)	—	—	—	—
Total real estate (gains) losses	—	—	—	(332)	(123)	(1,969)	(6,593)	(25,002)

Depreciation, Transaction and Other Expense (Income):
Depreciation and amortization (including FF&E)	(614)	(599)	(2,353)	(2,465)	8,766	8,443	34,051	34,786
Acquisition pursuit and closing costs	—	—	—	—	—	84	7	83
Development pursuit costs	—	—	—	—	26	5	40	16
Early extinguishment of debt	—	(46)	—	(46)	—	—	—	13
Hedge ineffectiveness	—	—	—	—	—	(1)	(8)	3
Other expenses	5	(9)	(72)	(63)	131	129	1,432	915
Total depreciation, transaction and other expense (income)	(609)	(654)	(2,425)	(2,574)	8,923	8,660	35,522	35,816

20

Noncontrolling Interests		Share of JVs
Three Months Ended	Year to Date	Three Months Ended	Year to Date
Note
Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

21

Supplemental Details of Same Property NOI as adjusted (Pro-Rata)
For the Periods Ended December 31, 2017 and 2016
(in thousands)

Same Property NOI is a non-GAAP key measure used by management in evaluating the operating performance of our properties and includes pro-rata share of unconsolidated co-investment partnerships. For purposes of evaluating Same Property NOI on a comparative basis, and in light of the merger with Equity One on March 1, 2017, we are presenting our Same Property NOI as adjusted, which is on a pro forma basis as if the merger had occurred January 1, 2016. This perspective allows us to evaluate Same Property NOI growth over a comparable period. Same Property NOI as adjusted is not necessarily indicative of what the actual Same Property NOI and growth would have been if the merger had occurred as of the earliest period presented, nor does it purport to represent the Same Property NOI growth for future periods.

	Three Months Ended		Year to Date
	2017	2016	2017	2016
Same Property NOI as adjusted Detail:

Real Estate Revenues:
Base Rent	$198,441	191,289	$782,142	755,556
Recoveries from Tenants	60,688	56,704	238,076	227,322
Percentage Rent	1,249	2,334	8,499	10,364
Termination Fees	218	321	803	1,529
Other Income	3,393	3,734	13,216	13,497
Total Real Estate Revenues	263,989	254,382	1,042,736	1,008,268

Real Estate Operating Expenses:
Operating and Maintenance	39,418	38,835	150,530	150,841
Termination Expense	—	—	113	170
Real Estate Taxes	31,951	28,457	125,904	118,155
Ground Rent	1,964	1,935	7,829	7,732
Provision for Doubtful Accounts	1,127	450	4,564	2,802
Total Real Estate Operating Expenses	74,460	69,677	288,940	279,700

Same Property NOI as adjusted	$189,529	184,705	$753,796	728,568
% change	2.6%		3.5%

Same Property NOI as adjusted without Termination Fees	$189,311	184,384	$753,106	727,209
% change	2.7%		3.6%

Same Property NOI as adjusted without Termination Fees or Redevelopments	$163,095	161,484	$655,898	638,347
% change	1.0%		2.7%

Reconciliation of Income from Operations to Same Property NOI as adjusted:

Net income attributable to common stockholders	$85,139	55,869	$159,949	143,860
Less:
Management, transaction, and other fees	(6,806)	(6,568)	(26,158)	(25,327)
Income tax benefit	(9,737)	—	(9,737)	—
Gain on sale of real estate	(22,519)	(24,324)	(27,432)	(47,321)
Other(1)	(10,819)	(4,976)	(47,357)	(16,144)
Plus:
Depreciation and amortization	90,444	42,606	334,201	162,327
General and administrative	18,006	16,631	67,624	65,327
Other operating expense, excluding provision for doubtful accounts	6,460	8,033	85,233	12,376
Other expense (income)	34,360	22,646	141,093	148,066
Equity in income of investments in real estate excluded from NOI(2)	14,771	12,271	53,290	33,952
Net income attributable to noncontrolling interests	802	524	2,903	2,070
Preferred stock dividends and issuance costs	—	5,266	16,128	21,062
NOI	200,101	127,978	749,737	500,248

22

Less non-same property NOI(3)	(10,572)	(6,050)	(38,186)	(19,716)
Plus same property NOI for non-ownership periods of Equity One(4)	—	62,777	42,245	248,036

Same Property NOI as adjusted	$189,529	184,705	$753,796	728,568

(1) Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(2) Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, and interest expense.

(3) Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.
(4) See page 2 for Same Property NOI detail for the non-ownership periods of Equity One.

23

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures
For the Periods Ended December 31, 2017 and 2016
(in thousands, except per share data)

	Three Months Ended		Year to Date
	2017	2016	2017	2016

Reconciliation of Net Income to NAREIT FFO:

Net Income Attributable to Common Stockholders	$85,139	55,869	$159,949	143,860
Adjustments to reconcile to NAREIT Funds From Operations(1):
Depreciation and amortization (excluding FF&E)	98,036	50,077	364,908	193,451
Provision for impairment to operating properties	—	2,500	—	3,159
Gain on sale of operating properties	(21,988)	(25,410)	(30,402)	(63,426)
Exchangeable operating partnership units	171	92	388	257
NAREIT Funds From Operations	$161,358	83,128	$494,843	277,301

NAREIT FFO per share (diluted)	$0.94	0.79	$3.09	2.73
Weighted average shares (diluted)	171,205	105,125	160,255	101,439

Reconciliation of NAREIT FFO to Core FFO:

NAREIT Funds From Operations	$161,358	83,128	$494,843	277,301
Adjustments to reconcile to Core Funds From Operations(1):
Acquisition pursuit and closing costs	—	242	138	2,007
Development pursuit costs	1,047	596	1,569	1,503
Income tax benefit	(9,737)	—	(9,737)	—
Gain on sale of land	(654)	(883)	(3,623)	(8,769)
Provision for impairment to land	—	33	—	580
Loss on derivative instruments and hedge ineffectiveness	(2)	(1)	(15)	40,589
Early extinguishment of debt	46	250	12,449	14,207
Merger related costs	5,131	6,539	80,715	6,539
Merger related debt offering interest	—	—	975	—
Preferred redemption costs	—	—	12,227	—
Hurricane losses	744	—	2,596	—
Core Funds From Operations	$157,933	89,904	$592,137	333,957

Core FFO per share (diluted)	$0.92	0.86	$3.69	3.29
Weighted average shares (diluted)	171,205	105,125	160,255	101,439

Additional Disclosures:

Non Cash Expense (Income)(1)
Straight line rent, net	$(4,534)	(2,189)	$(18,131)	(7,219)
Above/below market rent amortization, net	(4,681)	(1,790)	(24,287)	(4,786)
Derivative amortization	2,102	2,102	8,408	8,408
Debt cost amortization	1,333	1,011	5,144	4,261
Debt premium/discount amortization	(899)	(401)	(3,340)	(2,015)
Stock-based compensation	4,375	3,455	15,525	13,422
Non Cash Expense (Income)	$(2,304)	2,188	$(16,681)	12,071

Capital Expenditures(1)
Leasing commissions	$5,383	3,345	$19,089	13,990
Tenant improvements and other landlord leasing costs	11,965	7,314	34,521	20,807
Building improvements	14,587	7,361	26,452	16,143
Capital Expenditures	$31,935	18,020	$80,062	50,940

24

Three Months Ended		Year to Date
2017	2016	2017	2016

(1) Includes pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests.

25

Summary of Consolidated Debt
December 31, 2017 and December 31, 2017
(in thousands)

Total Debt Outstanding:	12/31/2017	12/31/2016
Notes Payable:
Fixed-rate mortgage loans	$610,049	465,255
Variable-rate mortgage loans	36,010	6,500
Fixed-rate unsecured public debt	2,138,156	892,170
Fixed-rate unsecured private debt	187,500	—
Unsecured credit facilities:
Revolving line of credit	60,000	15,000
Term Loans	563,262	263,495
Total	$3,594,977	1,642,420

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Contractual Interest Rate on Maturities
2018	$10,641	112,226	—	122,867	6.2%
2019	9,360	21,787	60,000	91,147	2.6%
2020	11,122	78,580	450,000	539,702	4.5%
2021	11,426	66,751	250,000	328,177	4.9%
2022	11,618	5,848	565,000	582,466	3.0%
2023	10,043	50,492	—	60,535	3.2%
2024	5,301	88,534	250,000	343,835	3.7%
2025	4,207	—	250,000	254,207	3.9%
2026	4,420	88,000	200,000	292,420	3.8%
2027	4,312	32,915	525,000	562,227	3.6%
>10 years	8,773	387	425,000	434,160	4.0%
Unamortized debt premium/(discount) and issuance costs	—	9,316	(26,082)	(16,766)
	$91,223	554,836	2,948,918	3,594,977	4.0%

Percentage of Total Debt:	12/31/2017	12/31/2016
Fixed	97.3%	98.7%
Variable	2.7%	1.3%

Current Weighted Average Contractual Interest Rates: (2)
Fixed	4.0%	4.4%
Variable	2.1%	0.2%
Combined	4.0%	4.5%

Current Weighted Average Effective Interest Rate: (3)
Combined	4.2%	5.1%

Average Years to Maturity:
Fixed	8.6	5.2
Variable	2.2	2.4

(1) Includes unsecured public and private placement debt, unsecured term loans, and unsecured revolving line of credit.
(2) Interest rates are calculated as of the quarter end.
(3) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees.

26

Summary of Consolidated Debt
As of December 31, 2017 and December 31, 2016
(in thousands)
Lender	Collateral	Contractual Rate	Effective Rate (1)	Maturity	12/31/2017	12/31/2016

Secured Debt - Fixed Rate Mortgage Loans
TIAA-CREF	Westchase	5.5%		07/10/18	6,286	6,623
Allianz Life Insurance Company	Sheridan Plaza	6.3%		10/10/18	55,872	—
Guardian Life Insurance Company	Amerige Heights Town Center	6.1%		12/01/18	15,844	16,105
Guardian Life Insurance Company	El Cerrito Plaza	6.4%		12/01/18	36,436	37,237
Peoples United Bank	The Village Center	6.3%		06/01/19	13,930	—
Allianz Life Insurance Company	Willow Festival	7.3%		01/10/20	39,505	39,505
Nationwide Bank	Kent Place	3.3%		04/01/20	8,250	8,250
CUNA Mutal Insurance Society	Ocala Corners	6.5%		04/01/20	4,389	4,615
New York Life Insurance Company	Scripps Ranch Marketplace	3.8%		11/10/20	27,000	—
Wells Fargo	University Commons	5.5%		01/10/21	36,994	37,532
Jefferson Pilot	BridgeMill	7.9%		05/05/21	5,596	—
John Hancock Life Insurance Company	Kirkwood Commons	7.7%		10/01/22	9,383	9,978
TD Bank	Black Rock Shopping Center	2.8%		04/01/23	20,000	20,000
State Farm Life Insurance Company	Tech Ridge Center	5.8%		06/01/23	6,769	7,784
American United Life Insurance Company	Westport Plaza	7.5%		08/01/23	2,897	—
TD Bank	Brickwalk Shopping Center	3.2%		11/01/23	33,000	33,000
Genworth Life Insurance Company	Aventura, Oakbrook & Treasure Coast	6.5%		02/28/24	16,685	—
Prudential Insurance Company of America	4S Commons Town Center	3.5%		06/05/24	85,000	62,500
Great-West Life & Annuity Insurance Co	Erwin Square	3.8%		09/01/24	10,000	10,000
Metropolitan Life Insurance Company	Westbury Plaza	3.8%		02/01/26	88,000	—
PNC Bank	Fellsway Plaza	4.1%		06/02/27	37,500	34,600
NYLIM Real Estate Group	Oak Shade Town Center	6.1%		05/10/28	8,149	8,695
New York Life Insurance	Von's Circle Center	5.2%		10/10/28	8,283	—
CIGNA	Copps Hill Plaza	6.1%		01/01/29	14,224	—
City of Rollingwood	Shops at Mira Vista	8.0%		03/01/32	234	242
Allianz Life Insurance Company	Circle Center West	5.0%		10/01/36	10,198	—
Jefferson Pilot	Peartree Village	8.4%		06/01/17	—	6,153
Bank of America	Grand Ridge Plaza	5.8%		07/01/17	—	10,931
Metropolitan Life Insurance Company	Corkscrew Village	6.2%		08/01/17	—	7,343
Allianz Life Insurance Company	Tassajara Crossing	7.8%		07/10/19	—	19,800
Allianz Life Insurance Company	Plaza Hermosa	7.8%		07/10/19	—	13,800
Allianz Life Insurance Company	Sequoia Station	7.8%		07/10/19	—	21,100
Allianz Life Insurance Company	Mockingbird Commons	7.8%		07/10/19	—	10,300
Allianz Life Insurance Company	Sterling Ridge	7.8%		07/10/19	—	13,900
Allianz Life Insurance Company	Frisco Prestonbrook	7.8%		07/10/19	—	6,800
Allianz Life Insurance Company	Wellington Town Square	7.8%		07/10/19	—	12,800
Allianz Life Insurance Company	Berkshire Commons	7.8%		07/10/19	—	7,500
Unamortized premiums on assumed debt of acquired properties and issuance costs					9,625	4,662
Total Fixed Rate Mortgage Loans		4.9%	4.3%		$610,049	471,755

27

Summary of Consolidated Debt
As of December 31, 2017 and December 31, 2016
(in thousands)
Lender	Collateral	Contractual Rate		Effective Rate (1)	Maturity	12/31/2017	12/31/2016

Unsecured Debt
Debt Offering (6/2/10)	Fixed-rate unsecured	6.0%			06/15/20	150,000	150,000
Debt Offering (10/7/10)	Fixed-rate unsecured	4.8%			04/15/21	250,000	250,000
Debt Offering (10/22/12)	Fixed-rate unsecured	3.8%			11/11/22	300,000	—
Debt Offering (5/16/14)	Fixed-rate unsecured	3.8%			06/15/24	250,000	250,000
Debt Offering (8/17/15)	Fixed-rate unsecured	3.9%			11/01/25	250,000	250,000
Debt Placement (5/11/2016)	Fixed-rate unsecured	3.8%			05/11/26	100,000	—
Debt Placement (8/11/2016)	Fixed-rate unsecured	3.9%			08/11/26	100,000	—
Debt Offering (1/17/17)	Fixed-rate unsecured	3.6%			02/01/27	525,000	—
Debt Offering (1/17/17)	Fixed-rate unsecured	4.4%			02/01/47	425,000	—
Term Loan	Fixed-rate unsecured	2.8%	(2)		12/02/20	300,000	—
Term Loan	Fixed-rate unsecured	2.0%	(3)		01/05/22	265,000	265,000
Revolving Line of Credit	Variable-rate unsecured	LIBOR + 0.925%	(4)		05/13/19	60,000	15,000
Unamortized debt discount and issuance costs						(26,082)	(9,335)
Total Unsecured Debt, Net of Discounts		3.8%		4.2%		$2,948,918	1,170,665

Variable Rate Mortgage Loans
TD Bank	Concord Shopping Plaza	LIBOR + 0.95%			06/28/18	27,750	—
PNC Bank	Market at Springwoods Village	LIBOR + 1.75%			12/28/19	8,569	—
Unamortized debt discount and issuance costs						(309)
						$36,010	—

Total		4.0%		4.2%		$3,594,977	1,642,420

(1)  Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees.

(2) Underlying debt is LIBOR+0.95%; however, interest rate swaps are in place to fix the interest rate on the entire $300,000 balance at 2.774% through maturity. Contractual rate represents blended contractual terms, including the swap.

(3) Effective July 7, 2016, the interest rate on the underlying debt is LIBOR + 0.95%, with an interest rate swap in place to fix the interest rate on the entire $265,000 balance at 2.00% through maturity.

(4) Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $1 billion line of credit. Maturity is subject to two additional six-month periods at the Company’s option.

28

Summary of Unsecured Debt Covenants and Leverage Ratios
December 31, 2017
(in thousands)

Outstanding Unsecured Unsecured Public Debt:	Origination	Maturity	Rate	Balance
	6/2/2010	6/15/2020	6.00%	$150,000
	10/7/2010	4/15/2021	4.80%	$250,000
	10/25/2012	11/15/2022	3.75%	$300,000
	5/16/2014	6/15/2024	3.75%	$250,000
	8/17/2015	11/1/2025	3.90%	$250,000
	1/17/2017	2/1/2027	3.60%	$525,000
	1/17/2017	2/1/2047	4.40%	$425,000

Unsecured Public Debt Covenants:	Required	9/30/17	6/30/17	3/31/17	12/31/16

Fair Market Value Calculation Method Covenants (1)(2)
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	27%	27%	26%	24%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	5%	5%	6%	7%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	5.1x	5.1x	5.2x	4.7x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	391%	393%	410%	480%

Ratios:	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16
Consolidated Only
Net debt to total market capitalization	23.0%	24.8%	24.0%	22.8%	17.7%
Net debt to real estate assets, before depreciation	31.4%	31.0%	30.3%	29.6%	31.1%
Net debt to total assets, before depreciation	28.5%	28.2%	27.6%	27.4%	29.0%
Net debt + preferred to total assets, before depreciation	28.5%	28.2%	28.2%	28.0%	34.8%

Net debt to Adjusted EBITDA - TTM(3)	4.9x	4.8x	4.6x	4.5x	3.6x
Fixed charge coverage	4.8x	4.9x	5.1x	5.1x	4.0x
Fixed charge coverage excluding preferreds	4.8x	5.1x	5.5x	5.6x	4.7x
Interest coverage	5.4x	5.7x	6.2x	6.3x	5.3x

Unsecured assets to total real estate assets	85.8%	86.6%	86.5%	83.2%	83.0%
Unsecured NOI to total NOI - TTM(3)	87.0%	87.0%	86.9%	83.2%	81.5%
Unencumbered assets to unsecured debt	315%	322%	323%	336%	347%

Total Pro-Rata Share
Net debt to total market capitalization	25.5%	27.5%	26.8%	25.5%	21.7%
Net debt to real estate assets, before depreciation	33.4%	33.1%	32.5%	31.8%	34.8%
Net debt to total assets, before depreciation	30.4%	30.1%	29.7%	29.5%	32.5%
Net debt + preferred to total assets, before depreciation	30.4%	30.1%	30.2%	30.1%	37.5%

Net debt to Adjusted EBITDA - TTM(3)	5.4x	5.4x	5.2x	4.9x	4.4x
Fixed charge coverage	4.1x	4.1x	4.3x	4.5x	3.3x
Fixed charge coverage excluding preferreds	4.1x	4.3x	4.5x	4.9x	3.8x
Interest coverage	4.7x	4.9x	5.2x	5.6x	4.4x

(1) For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(2) Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company's most recent Form 10-Q or Form 10-K filing.
(3) In light of the merger with Equity One on March 1, 2017, debt metric calculations include legacy Regency results for the trailing 12 months and the annualized impact of year to date results for the Equity One contribution post merger.

29

Summary of Unconsolidated Debt
December 31, 2017 and December 31, 2017
(in thousands)

Total Debt Outstanding:	12/31/2017	12/31/2016
Mortgage loans payable:
Fixed rate secured loans	$1,493,595	1,290,296
Variable rate secured loans	1,499	—
Unsecured credit facilities variable rate	19,635	19,635
Total	$1,514,729	1,309,931

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro-Rata Share	Weighted Average Contractual Interest Rate on Maturities
2018	$21,059	30,022	—	51,081	19,647	4.1%
2019	19,852	73,259	—	93,111	24,448	7.3%
2020	16,823	224,090	19,635	260,548	91,039	5.5%
2021	10,818	269,942	—	280,760	100,402	4.6%
2022	7,569	195,702	—	203,271	73,369	4.2%
2023	2,631	171,608	—	174,239	65,003	4.8%
2024	380	33,690	—	34,070	13,760	3.9%
2025	—	162,000	—	162,000	48,900	3.6%
2026	—	101,000	—	101,000	44,400	3.8%
2027	—	115,000		115,000	23,008	3.8%
>10 Years	—	50,000	—	50,000	20,000	4.0%
Unamortized debt premium/(discount) and issuance costs (2)	—	(10,351)	—	(10,351)	(3,365)
	$79,132	1,415,962	19,635	1,514,729	520,611	4.6%

Percentage of Total Debt:	12/31/2017	12/31/2016
Fixed	98.6%	98.5%
Variable	1.4%	1.5%

Current Weighted Average Contractual Interest Rates: (1)
Fixed	4.6%	4.8%
Variable	2.9%	2.3%
Combined	4.6%	4.7%

Current Weighted Average Effective Interest Rates: (2)
Combined	4.7%	4.9%

Average Years to Maturity:
Fixed	5.2	5.7
Variable	2.9	0.9

(1) Interest rates are calculated as of the quarter end.
(2) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost, amortization, interest rate swaps, and facility and unused fees.

30

Property Transactions
December 31, 2017
(in thousands)

Acquisitions:
Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency’s Share of Purchase Price	Weighted Average Cap Rate	Anchor(s)(1)
Dec-17	Scripps Ranch Marketplace		San Diego, CA	132	$81,600		Vons, CVS
Dec-17	Roosevelt Square		Seattle, WA	148	68,248		Whole Foods, Bartell Drugs

	Total			280	$149,848	4.4%

Dispositions:
Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency’s Share of Sales Price	Weighted Average Cap Rate	Anchor(s)(1)
Mar-17	1900/2000 Offices	DRA (20%)	Boca Raton, FL	117	$4,200		--
May-17	Shops at Arizona		Anthem, AZ	36	2,625		Ace Hardware
May-17	Palm Valley Marketplace	Oregon (20%)	Phoenix, AZ	108	4,490		Safeway
Aug-17	Maynard Crossing	USAA (20%)	Cary, NC	123	5,985		Kroger
Oct-17	Strawflower Village		Half Moon Bay, CA	79	29,000		Safeway, Longs Drug
Nov-17	Ridge Plaza		Davie, FL	155	21,300		Goodwill, The Round Up
Dec-17	Chapel Trail		Pembroke Pines, FL	56	14,100		LA Fitness
Dec-17	Westwood Towers		Bethesda, MD	211	20,000		--
Dec-17	McAlpin Square		Savannah, GA	174	18,590		Kroger, Big Lots, Goodwill

	Total			1,058	$120,290	7.8%

(1) Retailers in parenthesis are shadow anchors and not a part of the owned property

31

Summary of Development
December 31, 2017
(in thousands)

Property Name	Market	Grocer/Anchor Tenant	Dev Start	Anchor Opens	Estimated Net Development Costs After JV Buyout	% of Costs Incurred	Development Yield Before JV Buyout (3)	Return After JV Buyout	GLA	% Leased
Properties in Development:
Chimney Rock	New York, NY	Whole Foods, Nordstrom Rack & Saks Off 5th	Q4-2016	Apr-18	$71,005	79%	6.5%	6.5%	218	87%
Indigo Square	Charleston, SC	Publix Greenwise Market	Q4-2017	Feb-19	$16,574	31%	8.3%	8.3%	51	71%
Market at Springwoods Village (1)	Houston, TX	Kroger	Q1-2016	May-17	$14,571	82%	9.0%	9.0%	167	89%
Mellody Farm	Chicago, IL	Whole Foods, Nordstrom Rack & REI	Q2-2017	Oct-18	$97,399	39%	6.9%	6.9%	252	63%
Midtown East (2)	Raleigh, NC	Wegmans	Q4-2017	Jul-19	$22,015	35%	8.0%	8.0%	174	72%
Northgate Marketplace Ph II	Medford, OR	Dick's & HomeGoods	Q4-2015	Oct-16	$40,791	98%	7.3%	7.3%	177	92%
Pinecrest Place	Miami, FL	Whole Foods	Q1-2017	Jan-18	$16,427	21%	7.3%	7.3%	70	75%
The Field at Commonwealth	Metro DC	Wegmans	Q1-2017	Aug-18	$45,033	64%	7.5%	7.5%	187	82%
The Village at Riverstone	Houston, TX	Kroger	Q4-2016	Oct-18	$30,658	50%	8.0%	7.8%	165	83%
Total Properties in Development	9				$354,473	58%	7.3%	7.3% (4)	1,461	80%

Development Completions:
The Village at Tustin Legacy	Los Angeles, CA	Stater Brothers	Q3-2016	Nov-17	$37,122	95%	8.8%	8.8%	112	97%
Willow Oaks Crossing	Charlotte, NC	Publix	Q2-2014	Dec-15	$13,991	99%	8.0%	8.0%	69	95%
Total Development Completions	2				$51,113	96%	8.6%	8.6% (4)	181	96%

NOI from Properties in Development (Current Quarter)					$923

Base rent from Development Completions for leases signed but not yet rent-paying (Current Quarter)					$42

Notes:
New starts for the quarter are in bold and italicized.
See Page 40 for additional disclosures regarding undeveloped land classified on the non-GAAP balance sheet as Land, building, and improvements rather than Properties in Development

(1) Reflects Regency's share of Estimated Net Development Costs After JV Buyout at 53% controlling interest. Anchor rent commencement date is May-2017. Anchor opening date is Nov-2017.
(2) Reflects Regency's share of Estimated Net Development Costs After JV Buyout at 50% noncontrolling interest.
(3) Represents the ratio of Regency's underwritten NOI at stabilization to total estimated net development costs, before any adjustments for expected JV partner buyouts.
(4) After allocating land basis for outparcel proceeds, additional interest and overhead capitalization, returns are estimated to be 6.6% for Projects in Development and 8.0% for Development Completions.

32

Summary of Redevelopment
December 31, 2017
(in thousands)

Property Name	Market	Description	Target Completion Year (1)	Incremental Costs (2)	% of Costs Incurred	Incremental Yield
Properties in Redevelopment (>$5M):
Countryside Shops	Miami	Relocation and expansion of existing Publix including reduction of shop space and leasing former Publix space to Ross; addition of pad building leased to Chipotle; refaçade remaining center.	2018	$21,337	56%	6% - 7%
Paces Ferry Plaza	Atlanta	Reconfiguration of center including construction of Whole Foods 365, parking deck, and façade renovations.	2018	$14.802	54%	9% - 10%
Point Royale Shopping Center	Miami	Reconfiguration of the former Best Buy space for Burlington Coat and two junior anchors; construction of new outparcel leased to Panera Bread; façade enhancements to remaining center.	2018	$10,935	55%	7% - 8%
Serramonte Shopping Center	San Francisco	Additional 250K SF of new retail including new parking deck. Anchor leases executed with Nordstrom Rack, Ross, TJ Maxx, Buy Buy Baby, Cost Plus World Market, Dave & Busters and Daiso.	2018	$116,200	84%	6% - 7%
Various Properties	10	Redevelopments located in various markets with project costs <$5M		$26,045	60%	7% - 10%
Total Properties in Redevelopment	14			$189,319	73%	7% - 9%

Redevelopment Completions (>$5M):
Aventura Shopping Center	Miami	Tear down of existing center and development of 86K SF center anchored by Publix and CVS.	2017	$20,044	91%	9% - 10%
El Camino Shopping Center	Los Angeles	Reconfiguration of previous Haggen anchor box with Bristol Farms and Pet Food Express and improvements to remaining center.	2017	$13,499	91%	8% - 9%
Nocatee Town Center	Jacksonville	Addition of a 23K SF shop building.	2017	$5,412	92%	11% - 12%
Old St. Augustine	Jacksonville	Reconfiguration of vacant shop space and increasing GLA for LA Fitness.	2017	$7,870	99%	7% - 8%
Pablo Plaza	Jacksonville	Demolish shop space for junior anchor boxes (PetSmart), addition of free standing multi-tenant shop building and construction of new pad building leased to Chipotle.	2017	$8,965	90%	6% - 7%
Shops on Main Ph II	Chicago	Addition of Nordstrom Rack and additional shops.	2017	$7,726	91%	8% - 9%
Various Properties	7	Redevelopments located in various markets with project costs <$5M		$17,336	96%	7% - 10%
Total Redevelopment Completions	13			$80,851	93%	7% - 9%

Reconciliation of Summary of Development and Redevelopment to Properties In Development (Balance Sheet):
Developments	% of estimated development costs, including GAAP allocations			$226,663
Redevelopments	% of incremental costs			138,871
Other Costs	Pre-development costs and accruals for costs not yet paid			41,410
Transfers to Operating	Cost of assets placed in service			(78,551)
Properties in Development (Pro-Rata)				$328,393

33

(1) Target completion year reflects the year that construction is expected to be substantially complete.
(2) Includes Regency's pro-rata share of unconsolidated co-investment partnerships.

34

Unconsolidated Investments
December 31, 2017
(in thousands)

					Regency
Investment Partner and Portfolio Summary Abbreviation	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment 12/31/2017		Equity Pick-up

State of Oregon
(JV-C, JV-C2)	18	2,204	$460,826	$237,485	20.00%	$47,497	$20,777		$5,150
(JV-CCV)	1	558	99,808	59,731	30.00%	17,919	11,784		850
	19	2,762	560,634	297,216
GRI
(JV-GRI)	70	9,064	1,656,068	908,641	40.00%	363,456	198,521		27,440

CalSTRS
(JV-RC)	7	730	138,717	12,434	25.00%	3,108	27,829		1,403

NYSCRF
(JV-NYC)	6	1,152	284,412	142,360	30.00%	42,708	53,277		686

USAA
(JV-USA)	7	683	90,900	103,752	20.01%	20,759	(11,290)	(1)	4,456

Publix
(JV-O)	2	207	31,621	—	50.00%	—	15,364		1,874

Individual Investors
(JV-O)	4	540	123,366	50,326	50.00%	25,164	58,752		1,482

	115	15,138	$2,885,718	$1,514,729		$520,611	$375,014		$43,341

(1) During 2017, the USAA partnership distributed proceeds from debt refinancing and real estate sales in excess of Regency's carrying value of its investment resulting in a negative investment balance, which is classified within Accounts Payable and Other Liabilities in the Consolidated Balance Sheets.

35

Leasing Statistics -Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
December 31, 2017
(Retail Operating Properties Only)

Leasing Statistics - Comparable

Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.
4th Quarter 2017	442	1,772	$22.04	6.0%	5.7	$3.67
3rd Quarter 2017	387	1,774	20.41	7.8%	5.6	2.37
2nd Quarter 2017	427	1,690	23.89	9.4%	5.5	1.83
1st Quarter 2017	274	1,069	22.99	8.2%	5.8	2.31
Total - 12 months	1,530	6,305	$22.22	7.8%	5.6	$2.57

New Leases	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.
4th Quarter 2017	106	443	$21.66	2.2%	8.4	$14.61
3rd Quarter 2017	92	279	26.20	17.4%	9.3	13.58
2nd Quarter 2017	103	281	23.81	13.5%	7.4	9.87
1st Quarter 2017	62	185	22.26	0.2%	7.3	12.15
Total - 12 months	363	1,188	$23.41	8.5%	8.2	$12.82

Renewals	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.
4th Quarter 2017	336	1,329	$22.15	7.1%	4.9	$0.46
3rd Quarter 2017	295	1,495	19.41	5.7%	5.0	0.41
2nd Quarter 2017	324	1,409	23.91	8.7%	5.2	0.34
1st Quarter 2017	212	883	23.14	10.0%	5.5	0.30
Total - 12 months	1,167	5,116	$21.97	7.7%	5.1	$0.39

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.
4th Quarter 2017	516	1,974	$22.74	6.5	$4.26
3rd Quarter 2017	452	2,042	20.79	5.5	2.80
2nd Quarter 2017	497	1,915	23.91	5.5	2.88
1st Quarter 2017	316	1,185	23.75	6.3	2.44
Total - 12 months	1,781	7,116	$22.63	5.9	$3.16

Notes:
• All amounts reported at execution.
• Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share.
• Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed.
• Tenant Improvements represent the costs to accommodate tenant-specific needs over and above baseline condition.
• Excludes Non Retail Properties

36

Average Base Rent by CBSA - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
December 31, 2017
(in thousands)

Largest CBSAs by Population(1)	Number of Properties	GLA	% Leased(2)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
New York-Northern New Jersey-Long Island	13	1,553	97.3%	$56,941	$37.71	3.1%	3.5%	6.4%
Los Angeles-Long Beach-Santa Ana	24	2,361	99.5%	62,302	26.43	5.6%	5.4%	7.0%
Chicago-Naperville-Joliet	11	1,591	91.0%	25,987	17.80	2.6%	3.6%	2.9%
Dallas-Fort Worth-Arlington	12	775	98.6%	16,525	21.56	2.8%	1.8%	1.9%
Houston-Baytown-Sugar Land	13	1,589	96.1%	28,092	18.27	3.1%	3.6%	3.2%
Washington-Arlington-Alexandria	32	2,444	88.4%	52,899	24.30	7.5%	5.6%	5.9%
Philadelphia-Camden-Wilmington	8	694	94.4%	14,169	21.46	1.9%	1.6%	1.6%
Miami-Fort Lauderdale-Miami Beach	48	5,673	96.3%	106,542	19.45	11.3%	12.9%	12.0%
Atlanta-Sandy Springs-Marietta	22	2,065	95.3%	41,442	20.90	5.2%	4.7%	4.6%
Boston-Cambridge-Quincy	11	1,124	98.5%	25,211	22.66	2.6%	2.6%	2.8%
Phoenix-Mesa-Scottsdale	—	—	—%	—	—	—%	—%	—%
San Francisco-Oakland-Fremont	22	3,790	94.1%	101,798	28.51	5.2%	8.6%	11.4%
Riverside-San Bernardino-Ontario	3	319	90.8%	6,603	21.52	0.7%	0.7%	0.7%
Detroit	—	—	—	—	—	—	—	—
Seattle-Tacoma-Bellevue	12	1,003	99.0%	24,483	24.84	2.8%	2.3%	2.7%
Minneapolis-St. Paul-Bloomington	5	207	98.7%	3,173	15.54	1.2%	0.5%	0.4%
San Diego-Carlsbad-San Marcos	11	1,536	97.7%	42,859	28.37	2.6%	3.5%	4.8%
Tampa-St. Petersburg-Clearwater	10	1,322	88.5%	19,695	16.74	2.3%	3.0%	2.2%
Denver-Aurora	12	988	96.5%	14,173	14.82	2.8%	2.2%	1.6%
St. Louis	4	408	99.7%	4,323	10.62	0.9%	0.9%	0.5%
Baltimore-Towson	5	353	95.7%	7,822	22.94	1.2%	0.8%	0.9%
Charlotte-Gastonia-Concord	5	300	97.2%	6,656	22.05	1.2%	0.7%	0.7%
Orlando	9	936	91.9%	14,508	16.85	2.1%	2.1%	1.6%
San Antonio	—	—	—%	—	—	—%	—%	—%
Portland-Vancouver-Beaverton	5	436	94.3%	7,719	18.60	1.2%	1.0%	0.9%
Top 25 CBSAs by Population	297	31,467	95.1%	$683,921	$22.85	69.7%	71.5%	76.7%

CBSAs Ranked 26 - 50 by Population	61	6,353	97.2%	98,795	16.00	14.3%	14.4%	11.1%

CBSAs Ranked 51 - 75 by Population	24	2,218	96.4%	50,531	23.62	5.6%	5.0%	5.7%

CBSAs Ranked 76 - 100 by Population	12	757	97.9%	11,692	15.77	2.8%	1.7%	1.3%

Other CBSAs	32	3,221	94.8%	46,400	15.20	7.5%	7.3%	5.1%

Total All Properties	426	44,015	95.5%	$891,339	$21.11	100.0%	100.0%	100.0%

(1) 2016 Population Data Source: Synergos Technologies, Inc.
(2) Includes Properties in Development and leases that are executed but have not commenced.

37

Significant Tenant Rents - Wholly Owned and Regency’s Pro-Rata Share of
Co-investment Partnerships
December 31, 2017
(in thousands)

Tenant	Tenant GLA	% of Company-Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Publix	2,750	6.2%	$28,002	3.1%	69	13
Kroger	2,868	6.5%	27,560	3.1%	58	17
Albertsons/Safeway	1,772	4.0%	25,465	2.9%	46	19
TJX Companies	1,427	3.2%	20,958	2.4%	58	17
Whole Foods	970	2.2%	20,133	2.3%	27	7
Ahold/Delhaize	623	1.4%	13,509	1.5%	16	8
CVS	640	1.5%	12,975	1.5%	57	19
Nordstrom	320	0.7%	8,747	1.0%	9	—
L.A. Fitness Sports Club	445	1.0%	8,384	0.9%	12	3
PETCO	351	0.8%	8,233	0.9%	43	14
Ross Dress For Less	564	1.3%	8,072	0.9%	24	8
Bed Bath & Beyond	500	1.1%	7,880	0.9%	16	—
Trader Joe's	252	0.6%	7,667	0.9%	25	6
Gap	197	0.4%	6,542	0.7%	15	1
Dick's Sporting Goods	417	0.9%	6,520	0.7%	8	1
Wells Fargo Bank	133	0.3%	6,465	0.7%	54	21
Starbucks	137	0.3%	6,423	0.7%	103	33
Target	570	1.3%	6,365	0.7%	6	2
Bank of America	115	0.3%	5,911	0.7%	39	14
JPMorgan Chase Bank	109	0.2%	5,855	0.7%	36	7
H.E.B.	344	0.8%	5,762	0.6%	5	—
Kohl's	612	1.4%	5,645	0.6%	8	2
Wal-Mart	573	1.3%	4,935	0.6%	7	1
Best Buy	216	0.5%	4,822	0.5%	7	1
Walgreens	222	0.5%	4,700	0.5%	18	5
Top 25 Tenants	17,127	38.7%	$267,530	30.0%	766	219

38

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
December 31, 2017
(GLA in thousands)

	Anchor Tenants(1)
Year	GLA	Percent of GLA	Percent of Total ABR(3)	ABR
MTM(4)	67	0.2%	0.1%	$16.76
2018	1,243	3.0%	1.8%	12.76
2019	3,231	7.9%	4.7%	12.47
2020	2,613	6.4%	4.0%	13.22
2021	2,869	7.0%	4.2%	12.75
2022	3,460	8.4%	5.8%	14.48
2023	2,313	5.6%	4.2%	15.79
2024	1,343	3.3%	2.8%	18.01
2025	1,263	3.1%	2.4%	16.64
2026	1,328	3.2%	2.8%	18.29
2027	1,415	3.4%	2.7%	16.46
10 Year Total	21,145	51.4%	35.7%	$14.56

Thereafter	5,372	13.1%	9.5%	15.30
	26,517	64.5%	44.9%	$14.71

	Shop Tenants(2)
Year	GLA	Percent of GLA	Percent of Total ABR(3)	ABR
MTM(4)	277	0.7%	0.9%	$27.48
2018	1,533	3.7%	5.6%	31.72
2019	1,993	4.8%	7.0%	30.24
2020	2,130	5.2%	7.6%	30.68
2021	2,051	5.0%	7.4%	31.33
2022	2,198	5.3%	8.3%	32.51
2023	1,122	2.7%	4.2%	32.27
2024	766	1.9%	3.0%	33.33
2025	740	1.8%	3.1%	36.40
2026	655	1.6%	2.7%	35.81
2027	558	1.4%	2.3%	35.81
10 Year Total	14,023	34.1%	52.1%	$32.07

Thereafter	573	1.4%	2.7%	40.89
	14,596	35.5%	55.1%	$32.41

39

	All Tenants
Year	GLA	Percent of GLA	Percent of Total ABR(3)	ABR
MTM(4)	343	0.8%	1.0%	$25.40
2018	2,776	6.8%	7.5%	23.23
2019	5,224	12.7%	11.6%	19.25
2020	4,742	11.5%	11.6%	21.07
2021	4,919	12.0%	11.7%	20.50
2022	5,658	13.8%	14.1%	21.49
2023	3,435	8.4%	8.4%	21.17
2024	2,109	5.1%	5.8%	23.58
2025	2,003	4.9%	5.6%	23.94
2026	1,984	4.8%	5.5%	24.06
2027	1,973	4.8%	5.0%	21.93
10 Year Total	35,166	85.5%	87.8%	$21.54

Thereafter	5,945	14.5%	12.2%	17.77
	41,111	100%	100%	$21.00

Note: Reflects commenced leases only. Does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Anchor tenants represent any tenant occupying at least 10,000 square feet.
(2) Shop tenants represent any tenant occupying less than 10,000 square feet.
(3) Total Annual Base Rent ("ABR") excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(4) Month to month lease or in process of renewal.

40

Portfolio Summary Report By State
December 31, 2017
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
200 Potrero			CA	San Francisco-Oakland-Fremont	31	31	55.1%		—	—	-	$8.93
4S Commons Town Center	M	85%	CA	San Diego-Carlsbad-San Marcos	240	240	100.0%		—	68	Ralphs, Jimbo's...Naturally!	$33.20
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Santa Ana	89	89	100.0%		143	58	Albertsons, (Target)	$29.35
Balboa Mesa Shopping Center			CA	San Diego-Carlsbad-San Marcos	207	207	100.0%		—	42	Von's Food & Drug, Kohl's	$25.40
Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Fremont	122	49	97.3%		—	32	Mollie Stone's Market	$24.73
Blossom Valley	USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	93	19	100.0%		—	34	Safeway	$26.44
Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	352	141	99.2%		—	25	Sprout's Markets, Target	$18.71
Circle Center West			CA	Los Angeles-Long Beach-Santa Ana	64	64	100.0%		—	—	-	$27.36
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Fremont	260	260	92.8%		—	14	Grocery Outlet, Orchard Supply Hardware	$22.27
Corral Hollow	RC	25%	CA	Stockton	167	42	100.0%		—	66	Safeway, Orchard Supply & Hardware	$17.39
Costa Verde Center			CA	San Diego-Carlsbad-San Marcos	179	179	91.3%		—	40	Bristol Farms	$36.64
Culver Center			CA	Los Angeles-Long Beach-Santa Ana	217	217	100.0%		—	37	Ralphs, Best Buy, LA Fitness	$32.02
Diablo Plaza			CA	San Francisco-Oakland-Fremont	63	63	98.3%		53	53	(Safeway)	$39.54
East Washington Place			CA	Santa Rosa-Petaluma	203	203	99.5%		137	25	(Target), Dick's Sporting Goods, TJ Maxx	$24.07
El Camino Shopping Center			CA	Los Angeles-Long Beach-Santa Ana	136	136	98.1%		—	31	Bristol Farms	$36.64
El Cerrito Plaza			CA	San Francisco-Oakland-Fremont	256	256	96.9%		67	78	(Lucky's), Trader Joe's	$29.44
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	91	91	95.5%		—	42	Von's Food & Drug	$18.10
Encina Grande			CA	San Francisco-Oakland-Fremont	106	106	100.0%		—	38	Whole Foods	$31.06
Five Points Shopping Center	GRI	40%	CA	Santa Barbara-Santa Maria-Goleta	145	58	97.3%		—	35	Smart & Final	$28.12
Folsom Prairie City Crossing			CA	Sacramento--Arden-Arcade--Roseville	90	90	98.7%		—	55	Safeway	$20.73
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	99	99	100.0%		—	44	Stater Bros.	$26.32
Friars Mission Center			CA	San Diego-Carlsbad-San Marcos	147	147	98.5%		—	55	Ralphs	$33.52
Gateway 101			CA	San Francisco-Oakland-Fremont	92	92	100.0%		212	—	(Home Depot), (Best Buy), Target, Nordstrom Rack	$32.05
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	97.1%		—	38	Gelson's Markets	$27.35
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	244	244	97.5%		—	—	Lowe's	$7.55
Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	226	91	100.0%		—	24	Sprout's Markets	$23.51
Hasley Canyon Village	USAA	20%	CA	Los Angeles-Long Beach-Santa Ana	66	13	100.0%		—	52	Ralphs	$25.25
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	230	230	100.0%		—	44	Ralphs	$36.45
Indio Towne Center			CA	Riverside-San Bernardino-Ontario	182	182	95.2%		236	94	(Home Depot), (WinCo), Toys R Us	$19.13
Jefferson Square			CA	Riverside-San Bernardino-Ontario	38	38	45.6%		—	—	-	$16.13
Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	42	17	100.0%		39	39	(Albertsons)	$27.93
Marina Shores	C	20%	CA	Los Angeles-Long Beach-Santa Ana	68	14	100.0%		—	26	Whole Foods	$34.91
Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	100.0%		—	43	Safeway	$19.58
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	91	91	98.4%		—	43	Stater Bros.	$22.89

41

Portfolio Summary Report By State
December 31, 2017
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Navajo Shopping Center	GRI	40%	CA	San Diego-Carlsbad-San Marcos	102	41	98.0%		—	44	Albertsons	$14.07
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	152	152	100.0%		—	58	Albertsons	$25.58
Oak Shade Town Center			CA	Sacramento--Arden-Arcade--Roseville	104	104	100.0%		—	40	Safeway	$21.32
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	92.6%		—	44	Gelson's Markets	$19.86
Parnassus Heights Medical	RLP	50%	CA	San Francisco-Oakland-Fremont	146	73	99.6%		—	—	Central Parking System	$37.94
Persimmon Place			CA	San Francisco-Oakland-Fremont	153	153	100.0%		—	40	Whole Foods, Nordstrom Rack	$34.55
Plaza Escuela			CA	San Francisco-Oakland-Fremont	155	155	88.9%		—	—	-	$45.46
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	95	95	100.0%		—	37	Von's Food & Drug	$25.94
Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Fremont	232	93	80.8%		—	—	Target, Toys "R" Us	$23.74
Pleasanton Plaza			CA	San Francisco-Oakland-Fremont	163	163	82.6%		—	—	JCPenney	$12.82
Point Loma Plaza	GRI	40%	CA	San Diego-Carlsbad-San Marcos	205	82	97.2%		—	50	Von's Food & Drug	$22.31
Potrero Center			CA	San Francisco-Oakland-Fremont	227	227	84.2%		—	60	Safeway	$33.29
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	166	166	92.4%		—	10	Trader Joe's	$33.46
Raley's Supermarket	C	20%	CA	Sacramento--Arden-Arcade--Roseville	63	13	100.0%		—	63	Raley's	$12.50
Ralphs Circle Center			CA	Los Angeles-Long Beach-Santa Ana	60	60	100.0%		—	35	Ralphs	$18.38
Rancho San Diego Village	GRI	40%	CA	San Diego-Carlsbad-San Marcos	153	61	93.7%		—	40	Smart & Final	$21.94
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	52	52	95.9%		—	37	Superior Super Warehouse	$20.00
San Carlos Marketplace			CA	San Francisco-Oakland-Fremont	154	154	100.0%		—	—	TJ Maxx, Best Buy	$33.83
Scripps Ranch Marketplace			CA	San Diego-Carlsbad-San Marcos	132	132	97.9%		—	57	Vons	$27.17
San Leandro Plaza			CA	San Francisco-Oakland-Fremont	50	50	95.3%		38	38	(Safeway)	$35.09
Seal Beach	C	20%	CA	Los Angeles-Long Beach-Santa Ana	97	19	97.8%		—	48	Von's Food & Drug	$25.76
Sequoia Station			CA	San Francisco-Oakland-Fremont	103	103	100.0%		62	62	(Safeway)	$40.17
Serramonte Shopping Center			CA	San Francisco-Oakland-Fremont	1,076	1,076	95.3%		—	—	Macy's, Target, Dick's Sporting Goods, JCPenney, Dave & Buster's, Nordstrom Rack	$24.39
Shoppes at Homestead (fka Loehmanns Plaza California)			CA	San Jose-Sunnyvale-Santa Clara	113	113	100.0%		53	53	(Safeway)	$22.50
Silverado Plaza	GRI	40%	CA	Napa	85	34	97.4%		—	32	Nob Hill	$16.99
Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	100.0%		—	53	Safeway	$18.58
South Bay Village			CA	Los Angeles-Long Beach-Santa Ana	108	108	100.0%		—	30	Wal-Mart, Orchard Supply Hardware	$20.15
Talega Village Center			CA	Los Angeles-Long Beach-Santa Ana	102	102	100.0%		—	46	Ralphs	$21.28
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	146	146	93.0%		—	56	Safeway	$23.30
The Hub Hillcrest Market (fka Uptown District)			CA	San Diego-Carlsbad-San Marcos	149	149	98.0%		—	52	Ralphs, Trader Joe's	$38.52
The Marketplace Shopping Ctr			CA	Sacramento--Arden-Arcade--Roseville	111	111	95.2%		—	35	Safeway	$24.47
Tustin Legacy			CA	Los Angeles-Long Beach-Santa Ana	112	112	97.2%		—	44	Stater Bros.	$30.93
Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	98	39	95.6%		—	41	Ralphs	$17.65
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	208	208	99.4%		—	—	Target	$20.25

42

Portfolio Summary Report By State
December 31, 2017
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	173	173	100.0%		—	35	Whole Foods, Kohl's	$26.30
Village at La Floresta			CA	Los Angeles-Long Beach-Santa Ana	87	87	100.0%		—	37	Whole Foods	$33.09
Von's Circle Center			CA	Los Angeles-Long Beach-Santa Ana	151	151	100.0%		—	45	Von's, Ross Dress for Less	$19.49
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	97.8%		—	25	Safeway	$18.39
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	197	197	96.6%		—	72	Von's Food & Drug and Sprouts	$37.49
Willows Shopping Center			CA	San Francisco-Oakland-Fremont	249	249	99.0%		—	—	-	$28.18
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	108	108	100.0%		—	78	El Super	$15.69
Woodside Central			CA	San Francisco-Oakland-Fremont	81	81	96.8%		113	—	(Target)	$24.25
Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Fremont	110	44	98.5%		—	—	Sports Basement	$36.89
			CA		11,340	9,577	96.6%	96.6%	1,153	2,770		$26.62
Applewood Shopping Center	GRI	40%	CO	Denver-Aurora	355	142	93.6%		—	71	King Soopers, Wal-Mart	$12.18
Arapahoe Village	GRI	40%	CO	Boulder	159	64	96.7%		—	44	Safeway	$18.30
Belleview Square			CO	Denver-Aurora	117	117	100.0%		—	65	King Soopers	$19.57
Boulevard Center			CO	Denver-Aurora	79	79	89.7%		53	53	(Safeway)	$28.73
Buckley Square			CO	Denver-Aurora	116	116	98.6%		—	62	King Soopers	$11.16
Centerplace of Greeley III Phase I			CO	Greeley	119	119	100.0%		—	—	Hobby Lobby	$11.99
Cherrywood Square	GRI	40%	CO	Denver-Aurora	97	39	100.0%		—	72	King Soopers	$10.85
Crossroads Commons	C	20%	CO	Boulder	143	29	98.7%		—	66	Whole Foods	$27.15
Falcon Marketplace			CO	Colorado Springs	22	22	93.8%		184	50	(Wal-Mart)	$22.48
Hilltop Village			CO	Denver-Aurora	100	100	97.4%		—	66	King Soopers	$10.55
Kent Place	M	50%	CO	Denver-Aurora	48	48	100.0%		—	30	King Soopers	$20.64
Littleton Square			CO	Denver-Aurora	99	99	95.4%		—	78	King Soopers	$10.21
Lloyd King Center			CO	Denver-Aurora	83	83	98.3%		—	61	King Soopers	$12.03
Marketplace at Briargate			CO	Colorado Springs	29	29	100.0%		66	66	(King Soopers)	$31.36
Monument Jackson Creek			CO	Colorado Springs	85	85	100.0%		—	70	King Soopers	$11.92
Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora	83	33	97.5%		—	55	King Soopers	$11.40
Shops at Quail Creek			CO	Denver-Aurora	38	38	85.3%		100	100	(King Soopers)	$29.04
Stroh Ranch			CO	Denver-Aurora	93	93	98.5%		—	70	King Soopers	$12.92
Woodmen Plaza			CO	Colorado Springs	116	116	95.3%		—	70	King Soopers	$13.30
			CO		1,982	1,452	96.9%	96.9%	403	1,149		$15.14
22 Crescent Road			CT	Bridgeport-Stamford-Norwalk	8	8	50.0%		—	—	-	$60.00
91 Danbury Road			CT	Bridgeport-Stamford-Norwalk	5	5	100.0%		—	—	-	$26.32
Black Rock	M	80%	CT	Bridgeport-Stamford-Norwalk	98	98	97.8%		—	—	-	$31.37
Brick Walk	M	80%	CT	Bridgeport-Stamford-Norwalk	123	123	95.5%		—	—	-	$45.88
Brookside Plaza			CT	Hartford-West Hartford-East Hartford	217	217	95.1%		—	60	ShopRite	$14.87

43

Portfolio Summary Report By State
December 31, 2017
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Compo Acres Shopping Center			CT	Bridgeport-Stamford-Norwalk	43	43	86.2%		—	12	Trader Joe's	$48.28
Copps Hill Plaza			CT	Bridgeport-Stamford-Norwalk	185	185	100.0%		—	59	Stop & Shop, Kohl's	$14.17
Corbin's Corner	GRI	40%	CT	Hartford-West Hartford-East Hartford	186	74	100.0%		—	10	Trader Joe's, Toys "R" Us, Best Buy, The Tile Shop	$27.84
Danbury Green			CT	Bridgeport-Stamford-Norwalk	124	124	100.0%		—	12	Trader Joe's	$23.53
Darinor Plaza			CT	Bridgeport-Stamford-Norwalk	153	153	100.0%		—	—	Kohl's	$18.80
Fairfield Center	M	80%	CT	Bridgeport-Stamford-Norwalk	94	94	97.1%		—	—	-	$34.96
Post Road Plaza			CT	Bridgeport-Stamford-Norwalk	20	20	100.0%		—	11	Trader Joe's	$52.35
Southbury Green			CT	Bridgeport-Stamford-Norwalk	156	156	96.4%		—	49	ShopRite	$22.51
The Village Center			CT	Bridgeport-Stamford-Norwalk	90	90	90.8%		—	22	The Fresh Market	$40.19
Walmart Norwalk			CT	Bridgeport-Stamford-Norwalk	142	142	100.0%		—	112	Wal-Mart	$0.56
			CT		1,644	1,533	97.1%	97.3%	—	346		$23.45
Shops at The Columbia	RC	25%	DC	Washington-Arlington-Alexandria	23	6	85.8%		—	12	Trader Joe's	$40.91
Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandria	17	7	100.0%		—	—	-	$101.56
			DC		40	12	93.5%	93.5%	—	12		$76.04
Pike Creek			DE	Philadelphia-Camden-Wilmington	232	232	95.6%		—	49	Acme Markets, K-Mart	$14.67
Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	64	26	90.1%		—	—	-	$23.54
			DE		296	257	95.1%	95.1%	—	49		$15.51
Alafaya Commons			FL	Orlando	131	131	91.3%		—	—	Academy Sports	$14.86
Alafaya Village			FL	Orlando	38	38	90.3%		58	58	(Lucky's)	$21.62
Anastasia Plaza			FL	Jacksonville	102	102	97.1%		—	49	Publix	$13.40
Atlantic Village			FL	Jacksonville	105	105	97.0%		—	—	LA Fitness	$16.03
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	95	95	98.9%		—	36	Publix	$34.15
Aventura Square			FL	Miami-Fort Lauderdale-Miami Beach	144	144	100.0%		—	—	Bed, Bath & Beyond	$30.16
Banco Popular Building			FL	Miami-Fort Lauderdale-Miami Beach	33	33	64.0%		—	—	-	$11.02
Berkshire Commons			FL	Naples-Marco Island	110	110	96.7%		—	66	Publix	$14.07
Bird 107 Plaza			FL	Miami-Fort Lauderdale-Miami Beach	40	40	97.5%		—	—	-	$19.91
Bird Ludlum			FL	Miami-Fort Lauderdale-Miami Beach	192	192	97.1%		—	44	Winn-Dixie	$22.86
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	268	268	61.8%		—	40	Publix, Bealls	$13.65
Bluffs Square Shoppes			FL	Miami-Fort Lauderdale-Miami Beach	124	124	93.8%		—	40	Publix	$14.07
Boca Village Square			FL	Miami-Fort Lauderdale-Miami Beach	92	92	100.0%		—	36	Publix Greenwise	$21.87
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	110	110	94.9%		—	46	Publix	$16.29
Boynton Plaza			FL	Miami-Fort Lauderdale-Miami Beach	105	105	97.2%		—	54	Publix	$21.40
Brooklyn Station on Riverside (fka Shoppes on Riverside)			FL	Jacksonville	50	50	96.7%		—	20	The Fresh Market	$25.94
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	11	11	47.0%		98	—	(Kohl's)	$50.75

44

Portfolio Summary Report By State
December 31, 2017
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Carriage Gate			FL	Tallahassee	73	73	89.1%		—	13	Trader Joe's	$22.40
Cashmere Corners			FL	Port St. Lucie	86	86	85.9%		—	44	Wal-Mart	$13.31
Charlotte Square			FL	Punta Gorda	91	91	73.7%		—	44	Wal-Mart	$10.26
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	151	151	99.4%		—	54	Publix	$25.19
Concord Plaza Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	309	309	99.0%		—	78	Winn-Dixie, Home Depot	$12.49
Coral Reef Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	75	75	100.0%		—	25	Aldi	$30.68
Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	97.0%		—	51	Publix	$13.77
Country Walk Plaza	NYC	30%	FL	Miami-Fort Lauderdale-Miami Beach	101	30	93.6%		—	40	Publix	$19.56
Countryside Shops			FL	Miami-Fort Lauderdale-Miami Beach	193	193	91.2%		—	46	Publix, Stein Mart	$17.63
Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	(Publix), Target	$3.50
Crossroads Square			FL	Miami-Fort Lauderdale-Miami Beach	82	82	98.6%		178	—	(Lowe's)	$19.92
Fleming Island			FL	Jacksonville	132	132	100.0%		130	48	Publix, (Target)	$15.53
Fountain Square			FL	Miami-Fort Lauderdale-Miami Beach	177	177	97.2%		140	46	Publix, (Target)	$25.80
Ft. Caroline			FL	Jacksonville	77	77	100.0%		—	46	Winn-Dixie	$7.40
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	90	90	98.8%		—	42	Publix	$17.54
Glengary Shoppes			FL	North Port-Sarasota-Bradenton	93	93	100.0%		—	—	Best Buy	$21.06
Grande Oak			FL	Cape Coral-Fort Myers	79	79	100.0%		—	54	Publix	$15.84
Greenwood Shopping Centre			FL	Miami-Fort Lauderdale-Miami Beach	133	133	94.8%		—	50	Publix	$14.48
Hammocks Town Center			FL	Miami-Fort Lauderdale-Miami Beach	184	184	99.6%		86	40	Publix, Metro-Dade Public Library, (Kendall Ice Arena)	$16.51
Hibernia Pavilion			FL	Jacksonville	51	51	89.6%		—	39	Publix	$15.90
Homestead McDonald's			FL	Miami-Fort Lauderdale-Miami Beach	4	4	100.0%		—	—	-	$27.74
John's Creek Center	C	20%	FL	Jacksonville	75	15	100.0%		—	45	Publix	$15.00
Julington Village	C	20%	FL	Jacksonville	82	16	96.6%		—	51	Publix	$15.50
Kirkman Shoppes			FL	Orlando	115	115	96.7%		—	—	LA Fitness	$22.87
Lake Mary Centre			FL	Orlando	360	360	93.9%		—	25	Academy Sports, Hobby Lobby, LA Fitness	$15.41
Lantana Outparcels			FL	Miami-Fort Lauderdale-Miami Beach	17	17	100.0%		—	—	-	$18.01
Magnolia Shoppes			FL	Miami-Fort Lauderdale-Miami Beach	114	114	100.0%		—	—	Regal Cinemas	$17.28
Mandarin Landing			FL	Jacksonville	140	140	92.3%		—	50	Whole Foods	$17.88
Marketplace Shopping Center			FL	Tampa-St. Petersburg-Clearwater	90	90	90.6%		—	—	LA Fitness	$19.68
Millhopper Shopping Center			FL	Gainesville	83	83	100.0%		—	46	Publix	$17.17
Naples Walk Shopping Center			FL	Naples-Marco Island	125	125	93.9%		—	51	Publix	$16.34
Newberry Square			FL	Gainesville	181	181	90.9%		—	40	Publix, K-Mart	$7.67
Nocatee Town Center			FL	Jacksonville	107	107	100.0%		—	54	Publix	$18.94
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	75	75	100.0%		—	48	Publix	$14.61
Oakleaf Commons			FL	Jacksonville	74	74	96.2%		—	46	Publix	$15.70

45

Portfolio Summary Report By State
December 31, 2017
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Ocala Corners			FL	Tallahassee	87	87	98.6%		—	61	Publix	$14.46
Old Kings Commons			FL	Palm Coast	85	85			—	—	-	$10.38
Old St Augustine Plaza			FL	Jacksonville	256	256	100.0%		—	52	Publix, Burlington Coat Factory, Hobby Lobby	$9.87
Pablo Plaza			FL	Jacksonville	153	153	85.0%		—	—	-	$13.77
Pavillion			FL	Naples-Marco Island	168	168	96.2%		—	—	LA Fitness	$20.71
Pebblebrook Plaza	O	50%	FL	Naples-Marco Island	77	38	100.0%		—	61	Publix	$14.99
Pine Island			FL	Miami-Fort Lauderdale-Miami Beach	255	255	98.3%		—	40	Publix, Burlington Coat Factory	$14.29
Pine Ridge Square			FL	Miami-Fort Lauderdale-Miami Beach	118	118	96.6%		—	17	The Fresh Market	$17.62
Pine Tree Plaza			FL	Jacksonville	63	63	92.9%		—	38	Publix	$14.14
Pinecrest Place			FL	Miami-Fort Lauderdale-Miami Beach	70	70	74.6%		173	46	Whole Foods, (Target)	$36.01
Plaza Venezia	C	20%	FL	Orlando	203	41	96.3%		—	51	Publix	$25.95
Point Royale Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	202	202	97.0%		—	45	Winn-Dixie, Burlington Coat Factory	$15.16
Prosperity Centre			FL	Miami-Fort Lauderdale-Miami Beach	124	124	100.0%		—	—	Bed, Bath & Beyond	$21.36
Regency Square			FL	Tampa-St. Petersburg-Clearwater	352	352	95.1%		66	—	AMC Theater, Michaels, (Best Buy), (Macdill)	$17.04
Ryanwood Square			FL	Sebastian-Vero Beach	115	115	88.8%		—	40	Publix	$11.11
Salerno Village			FL	Port St. Lucie	5	5	100.0%		—	—	-	$16.53
Sawgrass Promenade			FL	Miami-Fort Lauderdale-Miami Beach	107	107	93.2%		—	36	Publix	$12.49
Seminole Shoppes	O	50%	FL	Jacksonville	87	44	90.5%		—	54	Publix	$22.29
Sheridan Plaza			FL	Miami-Fort Lauderdale-Miami Beach	506	506	98.7%		—	66	Publix, Kohl's, LA Fitness	$18.23
Shoppes @ 104			FL	Miami-Fort Lauderdale-Miami Beach	108	108	100.0%		—	46	Winn-Dixie	$17.58
Shoppes at Bartram Park	O	50%	FL	Jacksonville	130	65	98.8%		97	45	Publix, (Kohl's)	$19.65
Shoppes at Lago Mar			FL	Miami-Fort Lauderdale-Miami Beach	83	83	98.7%		—	42	Publix	$15.35
Shoppes at Sunlake Centre			FL	Tampa-St. Petersburg-Clearwater	98	98	98.6%		—	46	Publix	$20.56
Shoppes of Jonathan's Landing			FL	Miami-Fort Lauderdale-Miami Beach	27	27	100.0%		54	54	(Publix)	$24.19
Shoppes of Oakbrook			FL	Miami-Fort Lauderdale-Miami Beach	200	200	99.4%		—	44	Publix, Stein Mart	$16.53
Shoppes of Silver Lakes			FL	Miami-Fort Lauderdale-Miami Beach	127	127	96.6%		—	48	Publix	$18.54
Shoppes of Sunset			FL	Miami-Fort Lauderdale-Miami Beach	22	22	74.4%		—	—	-	$25.09
Shoppes of Sunset II			FL	Miami-Fort Lauderdale-Miami Beach	28	28	65.5%		—	—	-	$22.71
Shops at John's Creek			FL	Jacksonville	15	15	100.0%		—	—	-	$21.17
Shops at Skylake			FL	Miami-Fort Lauderdale-Miami Beach	287	287	92.2%		—	51	Publix, LA Fitness	$23.04
South Beach Regional			FL	Jacksonville	308	308	98.2%		—	13	Trader Joe's, Home Depot, Steain Mart	$14.72
South Point			FL	Sebastian-Vero Beach	65	65	95.7%		—	45	Publix	$16.46
Starke			FL	Other	13	13	100.0%		—	—	-	$25.56
Summerlin Square			FL	Tampa-St. Petersburg-Clearwater	11	11	50.2%		—	—	-	$21.73
Suncoast Crossing			FL	Tampa-St. Petersburg-Clearwater	118	118	94.4%		143	—	Kohl's, (Target)	$6.42

46

Portfolio Summary Report By State
December 31, 2017
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Tamarac Town Square			FL	Miami-Fort Lauderdale-Miami Beach	125	125	75.8%		—	38	Publix	$12.75
The Grove	NYC	30%	FL	Orlando	152	46	100.0%		—	52	Publix, LA Fitness	$20.58
The Plaza at St. Lucie West			FL	Port St. Lucie	27	27	100.0%		—	—	-	$22.37
Town and Country			FL	Orlando	75	75	100.0%		—	—	Ross Dress for Less	$9.49
Town Square			FL	Tampa-St. Petersburg-Clearwater	44	44	100.0%		—	—	-	$30.36
Treasure Coast Plaza			FL	Sebastian-Vero Beach	134	134	94.7%		—	59	Publix	$14.88
Unigold Shopping Center			FL	Orlando	114	114	70.7%		—	31	Lucky's	$15.12
University Commons			FL	Miami-Fort Lauderdale-Miami Beach	180	180	100.0%		—	51	Whole Foods, Nordstrom Rack	$31.36
Veranda Shoppes	NYC	30%	FL	Miami-Fort Lauderdale-Miami Beach	45	13	100.0%		—	29	Publix	$27.82
Village Center			FL	Tampa-St. Petersburg-Clearwater	187	187	94.4%		—	36	Publix	$19.85
Waterstone Plaza			FL	Miami-Fort Lauderdale-Miami Beach	61	61	100.0%		—	46	Publix	$16.19
Welleby Plaza			FL	Miami-Fort Lauderdale-Miami Beach	110	110	97.5%		—	47	Publix	$13.45
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	104	104	100.0%		—	45	Publix	$22.82
West Bird Plaza			FL	Miami-Fort Lauderdale-Miami Beach	100	100	100.0%		—	38	Publix	$17.32
West Lake Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	101	101	94.8%		—	46	Winn-Dixie	$18.37
Westchase			FL	Tampa-St. Petersburg-Clearwater	79	79	100.0%		—	51	Publix	$16.37
Westport Plaza			FL	Miami-Fort Lauderdale-Miami Beach	47	47	100.0%		—	28	Publix	$20.08
Willa Springs	USAA	20%	FL	Orlando	90	18	100.0%		—	44	Publix	$20.38
Young Circle Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	65	65	95.5%		—	23	Publix	$15.58
			FL		12,295	11,581	94.8%	95.0%	1,285	3,472		$17.42
Ashford Place			GA	Atlanta-Sandy Springs-Marietta	53	53	100.0%		—	—	-	$21.26
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	43	43	100.0%		—	—	-	$20.31
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	190	190	98.4%		—	43	Publix	$16.15
Bridgemill Market			GA	Atlanta-Sandy Springs-Marietta	89	89	93.0%		—	38	Publix	$16.50
Brighten Park (fka Loehmanns Plaza Georgia)			GA	Atlanta-Sandy Springs-Marietta	137	137	97.1%		—	25	The Fresh Market	$25.59
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	49	49	87.3%		—	—	-	$25.44
Buckhead Station			GA	Atlanta-Sandy Springs-Marietta	234	234	100.0%		—	—	Nordstrom Rack, TJ Maxx, Bed, Bath & Beyond	$23.99
Cambridge Square			GA	Atlanta-Sandy Springs-Marietta	71	71	100.0%		—	41	Kroger	$15.29
Chastain Square			GA	Atlanta-Sandy Springs-Marietta	92	92	100.0%		—	37	Publix	$21.39
Cornerstone Square			GA	Atlanta-Sandy Springs-Marietta	80	80	100.0%		—	18	Aldi	$17.06
Sope Creek Crossing (fka Delk Spectrum)			GA	Atlanta-Sandy Springs-Marietta	99	99	91.9%		—	45	Publix	$15.87
Dunwoody Hall	USAA	20%	GA	Atlanta-Sandy Springs-Marietta	86	17	97.5%		—	44	Publix	$20.46
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	121	121	95.2%		—	18	The Fresh Market	$18.93
Howell Mill Village			GA	Atlanta-Sandy Springs-Marietta	92	92	95.2%		—	31	Publix	$22.60

47

Portfolio Summary Report By State
December 31, 2017
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	82	82	96.6%		—	30	365 by Whole Foods	$32.94
Piedmont Peachtree Crossing			GA	Atlanta-Sandy Springs-Marietta	152	152	84.3%		—	56	Kroger	$21.26
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	101	101	100.0%		—	—	-	$31.26
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	79	79	100.0%		—	48	Publix	$14.17
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	101	101	98.6%		—	63	Kroger	$13.41
Sandy Springs			GA	Atlanta-Sandy Springs-Marietta	116	116	89.1%		—	12	Trader Joe's	$22.20
The Shops at Hampton Oaks			GA	Atlanta-Sandy Springs-Marietta	21	21	53.4%		—	—	-	$11.28
Williamsburg at Dunwoody			GA	Atlanta-Sandy Springs-Marietta	45	45	79.1%		—	—	-	$24.83
			GA		2,133	2,065	95.3%	95.3%	—	550		$20.90
Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Joliet	265	106	97.7%		—	87	Super H Mart, Home Depot	$11.21
Clybourn Commons			IL	Chicago-Naperville-Joliet	32	32	89.9%		—	—	-	$37.07
Glen Oak Plaza			IL	Chicago-Naperville-Joliet	63	63	92.8%		—	12	Trader Joe's	$23.73
Hinsdale			IL	Chicago-Naperville-Joliet	179	179	94.4%		—	57	Whole Foods	$15.45
Mellody Farm			IL	Chicago-Naperville-Joliet	252	252	62.6%		—	45	Whole Foods	$23.25
Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Joliet	169	68	92.9%		—	74	Mariano's Fresh Market	$16.14
Roscoe Square	GRI	40%	IL	Chicago-Naperville-Joliet	140	56	100.0%		—	51	Mariano's Fresh Market	$20.92
Stonebrook Plaza Shopping Center	GRI	40%	IL	Chicago-Naperville-Joliet	96	38	87.7%		—	63	Jewel-Osco	$12.17
Westchester Commons (fka Westbrook Commons)			IL	Chicago-Naperville-Joliet	139	139	94.7%		—	51	Mariano's Fresh Market	$17.87
Willow Festival			IL	Chicago-Naperville-Joliet	404	404	98.5%		—	60	Whole Foods, Lowe's	$17.75
			IL		1,740	1,337	89.7%	96.0%	—	501		$18.26
Shops on Main	M	93%	IN	Chicago-Naperville-Joliet	254	254	97.7%		—	40	Whole Foods	$15.60
Willow Lake Shopping Center	GRI	40%	IN	Indianapolis	86	34	100.0%		64	64	(Kroger)	$17.45
Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis	53	21	97.6%		—	12	Trader Joe's	$25.40
			IN		393	310	97.9%	97.9%	64	116		$16.48
Ambassador Row			LA	Lafayette	195	195	93.5%		—	—	-	$12.03
Ambassador Row Courtyards			LA	Lafayette	150	150	84.0%		—	—	-	$9.19
Bluebonnet Village			LA	Baton Rouge	102	102	95.6%		—	33	Rouses Market	$13.47
Elmwood Oaks Shopping Center			LA	New Orleans-Metarie	136	136	100.0%		—	—	Academy Sports	$10.21
Siegen Village			LA	Baton Rouge	170	170	98.4%		—	—	-	$11.05
			LA		753	753	94.2%	94.2%		33		$11.14
Fellsway Plaza	M	75%	MA	Boston-Cambridge-Quincy	155	155	100.0%		—	61	Stop & Shop	$23.73
Northborough Crossing	NYC	30%	MA	Boston-Cambridge-Quincy	646	194	95.2%		—	139	Wegmans, BJ's Wholesale Club, Kohl's, Toys 'R Us, Dick's Sporting Goods	$14.06
Old Connecticut Path	NYC	30%	MA	Boston-Cambridge-Quincy	80	24	100.0%		—	66	Stop & Shop	$21.30

48

Portfolio Summary Report By State
December 31, 2017
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Shaw's at Plymouth			MA	Boston-Cambridge-Quincy	60	60	100.0%		—	60	Shaw's	$17.58
Shops at Saugus			MA	Boston-Cambridge-Quincy	87	87	96.0%		—	11	Trader Joe's	$28.71
Star's at Cambridge			MA	Boston-Cambridge-Quincy	66	66	100.0%		—	66	Star Market	$37.44
Star's at Quincy			MA	Boston-Cambridge-Quincy	101	101	100.0%		—	101	Star Market	$21.48
Star's at West Roxbury			MA	Boston-Cambridge-Quincy	76	76	100.0%		—	55	Star Market	$24.69
The Collection at Harvard Square			MA	Boston-Cambridge-Quincy	41	41	89.0%		—	—	-	$58.16
Twin City Plaza			MA	Boston-Cambridge-Quincy	285	285	100.0%		—	63	Shaw's, Marshall's	$18.54
Whole Foods at Swampscott			MA	Boston-Cambridge-Quincy	36	36	100.0%		—	36	Whole Foods	$24.95
			MA		1,633	1,124	98.5%	98.5%	—	657		$22.66
Burnt Mills	C	20%	MD	Washington-Arlington-Alexandria	31	6	100.0%		—	9	Trader Joe's	$38.69
Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandria	137	55	99.0%		—	70	Shoppers Food Warehouse	$17.98
Festival at Woodholme	GRI	40%	MD	Baltimore-Towson	81	32	95.9%		—	10	Trader Joe's	$38.85
Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	22	9	100.0%		—	—	-	$39.22
King Farm Village Center	RC	25%	MD	Washington-Arlington-Alexandria	118	30	91.5%		—	54	Safeway	$25.68
Parkville Shopping Center	GRI	40%	MD	Baltimore-Towson	165	66	92.8%		—	41	Giant Food	$16.41
Southside Marketplace	GRI	40%	MD	Baltimore-Towson	125	50	96.7%		—	44	Shoppers Food Warehouse	$20.48
Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandria	104	42	99.2%		—	64	Shoppers Food Warehouse	$13.28
Valley Centre	GRI	40%	MD	Baltimore-Towson	220	88	94.3%		—	18	Aldi, TJ Maxx	$16.10
Village at Lee Airpark			MD	Baltimore-Towson	117	117	97.9%		75	63	Giant Food, (Sunrise)	$27.90
Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandria	111	45	96.3%		—	—	LA Fitness	$25.98
Westwood - Manor Care			MD	Washington-Arlington-Alexandria	41	41	—%		—	—	-	$—
Westwood Shopping Center			MD	Washington-Arlington-Alexandria	213	213	97.1%		—	55	Giant Food	$32.27
Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	69	28	97.5%		—	—	-	$30.67
			MD		1,556	821	91.7%	96.5%	75	428		$25.46
Fenton Marketplace			MI	Flint	97	97	98.6%		—	—	Family Farm & Home	$8.12
			MI		97	97	98.6%	98.6%	—	—		$8.12
Apple Valley Square	RC	25%	MN	Minneapolis-St. Paul-Bloomington	185	46	99.0%		87	62	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$12.68
Calhoun Commons	RC	25%	MN	Minneapolis-St. Paul-Bloomington	66	17	100.0%		—	50	Whole Foods	$24.44
Colonial Square	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	93	37	98.6%		—	44	Lund's	$23.05
Rockford Road Plaza	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	204	82	100.0%		—	—	Kohl's	$12.71
Rockridge Center	C	20%	MN	Minneapolis-St. Paul-Bloomington	125	25	93.5%		—	89	Cub Foods	$12.95
			MN		674	207	98.7%	98.7%	87	245		$15.54
Brentwood Plaza			MO	St. Louis	60	60	100.0%		—	52	Schnucks	$10.57
Bridgeton			MO	St. Louis	71	71	100.0%		130	63	Schnucks, (Home Depot)	$12.09

49

Portfolio Summary Report By State
December 31, 2017
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Dardenne Crossing			MO	St. Louis	67	67	98.1%		—	63	Schnucks	$10.66
Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	—	Wal-Mart, (Target), (Lowe's)	$10.13
			MO		408	408	99.7%	99.7%	388	179		$10.62
Cameron Village	C	30%	NC	Raleigh-Cary	558	167	92.7%		—	87	Harris Teeter, The Fresh Market	$22.42
Carmel Commons			NC	Charlotte-Gastonia-Concord	133	133	100.0%		—	14	The Fresh Market	$20.48
Cochran Commons	C	20%	NC	Charlotte-Gastonia-Concord	66	13	95.6%		—	42	Harris Teeter	$15.97
Colonnade Center			NC	Raleigh-Cary	58	58	100.0%		—	40	Whole Foods	$27.32
Glenwood Village			NC	Raleigh-Cary	43	43	100.0%		—	28	Harris Teeter	$16.20
Harris Crossing			NC	Raleigh-Cary	65	65	92.5%		—	53	Harris Teeter	$8.18
Holly Park	M	99%	NC	Raleigh-Cary	160	160	91.5%		—	12	Trader Joe's	$15.50
Lake Pine Plaza			NC	Raleigh-Cary	88	88	100.0%		—	58	Kroger	$12.60
Midtown East	O	50%	NC	Raleigh-Cary	174	87	72.0%		—	120	Wegmans	$15.54
Phillips Place	O	50%	NC	Charlotte-Gastonia-Concord	133	67	93.5%		—	—	Dean & Deluca	$33.35
Providence Commons	RC	25%	NC	Charlotte-Gastonia-Concord	74	19	100.0%		—	50	Harris Teeter	$18.37
Shops at Erwin Mill (fka Erwin Square)	M	55%	NC	Durham-Chapel Hill	87	87	100.0%		—	53	Harris Teeter	$17.61
Shoppes of Kildaire	GRI	40%	NC	Raleigh-Cary	145	58	100.0%		—	19	Trader Joe's	$18.42
Southpoint Crossing			NC	Durham-Chapel Hill	103	103	100.0%		—	59	Kroger	$16.06
Sutton Square	C	20%	NC	Raleigh-Cary	101	20	96.2%		—	24	The Fresh Market	$17.69
Village Plaza	C	20%	NC	Durham-Chapel Hill	75	15	90.4%		—	42	Whole Foods	$17.74
Willow Oaks			NC	Charlotte-Gastonia-Concord	69	69	94.9%		—	49	Publix	$16.96
Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	94.6%		—	41	Food Lion	$12.83
			NC		2,221	1,341	94.7%	96.3%	—	791		$18.09
Chimney Rock			NJ	New York-Northern New Jersey-Long Island	218	218	86.7%		—	50	Whole Foods, Nordstrom Rack	$34.42
Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	54	22	100.0%		—	34	Acme Markets	$13.73
Plaza Square	GRI	40%	NJ	New York-Northern New Jersey-Long Island	104	42	100.0%		—	60	Shop Rite	$22.86
Riverfront Plaza	NYC	30%	NJ	New York-Northern New Jersey-Long Island	129	39	95.9%		—	70	ShopRite	$25.32
			NJ		505	320	90.4%	98.5%	—	215		$30.04
101 7th Avenue			NY	New York-Northern New Jersey-Long Island	57	57	100.0%		—	—	Barney's New York	$79.13
1175 Third Avenue			NY	New York-Northern New Jersey-Long Island	25	25	100.0%		—	25	The Food Emporium	$106.86
1225-1239 Second Ave			NY	New York-Northern New Jersey-Long Island	18	18	100.0%		—	—	-	$114.72
90 - 30 Metropolitan Avenue			NY	New York-Northern New Jersey-Long Island	60	60	100.0%		—	11	Trader Joe's	$31.41

50

Portfolio Summary Report By State
December 31, 2017
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Broadway Plaza			NY	New York-Northern New Jersey-Long Island	147	147	97.2%		—	18	Aldi	$38.70
Clocktower Plaza Shopping Ctr			NY	New York-Northern New Jersey-Long Island	79	79	93.6%		—	63	Stop & Shop	$48.23
Gallery At Westbury Plaza			NY	New York-Northern New Jersey-Long Island	312	312	99.5%		—	13	Trader Joe's, Nordstrom Rack	$47.00
The Point at Garden City Park (fka Garden City Park)			NY	New York-Northern New Jersey-Long Island	105	105	98.8%		—	52	King Kullen	$21.21
Lake Grove Commons	GRI	40%	NY	New York-Northern New Jersey-Long Island	141	57	100.0%		—	48	Whole Foods, LA Fitness	$32.78
Westbury Plaza			NY	New York-Northern New Jersey-Long Island	394	394	100.0%		—	110	Wal-Mart, Costco, Marshalls, Total Wine and More	$24.33
			NY		1,339	1,255	99.0%	99.0%	—	339		$39.07
Cherry Grove			OH	Cincinnati-Middletown	196	196	100.0%		—	66	Kroger	$12.20
East Pointe			OH	Columbus	107	107	100.0%		—	59	Kroger	$10.37
Hyde Park			OH	Cincinnati-Middletown	397	397	99.4%		—	169	Kroger, Remke Markets	$15.96
Kroger New Albany Center	M	50%	OH	Columbus	93	93	100.0%		—	65	Kroger	$12.56
Maxtown Road (Northgate)			OH	Columbus	105	105	100.0%		90	62	Kroger, (Home Depot)	$9.82
Red Bank Village			OH	Cincinnati-Middletown	176	176	98.2%		—	—	Wal-Mart	$7.20
Regency Commons			OH	Cincinnati-Middletown	34	34	100.0%		—	—	-	$24.39
Westchester Plaza			OH	Cincinnati-Middletown	88	88	100.0%		—	67	Kroger	$9.91
			OH		1,196	1,196	99.5%	99.5%	90	489		$12.52
Corvallis Market Center			OR	Corvallis	85	85	100.0%		—	12	Trader Joe's	$20.15
Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Beaverton	93	37	98.4%		—	38	Whole Foods	$14.70
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	150	150	84.8%		—	41	Safeway	$18.25
Northgate Marketplace			OR	Medford	81	81	100.0%		—	13	Trader Joe's	$22.84
Northgate Marketplace Ph II			OR	Medford	177	177	91.9%		—	—	Dick's Sporting Goods	$14.96
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	88	88	98.4%		—	55	Safeway	$11.16
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	71	71	100.0%		—	57	Whole Foods	$27.56
Walker Center			OR	Portland-Vancouver-Beaverton	90	90	100.0%		—	—	Bed, Bath & Beyond	$20.78
			OR		835	779	95.0%	95.9%	—	215		$18.44
Allen Street Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	100.0%		—	22	Ahart's Market	$14.67
City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	162	65	93.9%		—	—	Ross Dress for Less	$20.42
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	221	221	91.8%		—	11	Trader Joe's	$30.17
Hershey			PA	Harrisburg-Carlisle	6	6	100.0%		—	—	-	$28.00
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	90	90	96.0%		244	111	(Wegmans), (Target)	$26.06
Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	100.0%		—	51	Weis Markets	$24.04

51

Portfolio Summary Report By State
December 31, 2017
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	143	57	94.5%		—	56	Acme Markets	$17.88
Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	94.0%		—	73	Valley Farm Market	$7.94
Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	90	36	97.1%		—	51	Giant Food	$21.06
			PA		983	584	94.3%	94.3%	244	375		$23.76
Indigo Square			SC	Charleston-North Charleston	51	51	71.2%		—	22	-	$27.41
Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	100.0%		—	38	Publix	$16.26
			SC		131	83	82.3%	100.0%	—	59		$22.20
Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro	70	70	100.0%		—	55	Publix	$15.39
Northlake Village			TN	Nashville-Davidson--Murfreesboro	138	138	94.5%		—	75	Kroger	$13.54
Peartree Village			TN	Nashville-Davidson--Murfreesboro	110	110	100.0%		—	61	Harris Teeter	$19.60
			TN		317	317	97.6%	97.6%	—	191		$16.07
Alden Bridge	USAA	20%	TX	Houston-Baytown-Sugar Land	139	28	100.0%		—	68	Kroger	$20.02
Bethany Park Place	USAA	20%	TX	Dallas-Fort Worth-Arlington	99	20	100.0%		—	83	Kroger	$11.73
CityLine Market			TX	Dallas-Fort Worth-Arlington	81	81	100.0%		—	40	Whole Foods	$26.94
CityLine Market Phase II			TX	Dallas-Fort Worth-Arlington	22	22	100.0%		—	—	-	$26.26
Cochran's Crossing			TX	Houston-Baytown-Sugar Land	138	138	94.1%		—	63	Kroger	$17.73
Hancock			TX	Austin-Round Rock	410	410	98.8%		—	90	H.E.B., Sears	$15.54
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	28	28	100.0%		81	81	(Kroger)	$28.66
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%		—	—	-	$46.12
Indian Springs Center			TX	Houston-Baytown-Sugar Land	137	137	100.0%		—	79	H.E.B.	$24.05
Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	96.9%		—	64	Tom Thumb	$15.54
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	93.7%		63	63	(Wal-Mart)	$24.61
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	100.0%		—	64	Tom Thumb	$20.68
Market at Round Rock			TX	Austin-Round Rock	123	123	99.5%		—	30	Sprout's Markets	$18.19
Market at Springwoods Village	M	53%	TX	Houston-Baytown-Sugar Land	167	167	89.4%		—	100	Kroger	$13.91
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	120	120	100.0%		—	49	Tom Thumb	$17.56
North Hills			TX	Austin-Round Rock	144	144	100.0%		—	60	H.E.B.	$23.02
Panther Creek			TX	Houston-Baytown-Sugar Land	166	166	100.0%		—	66	Randall's Food	$22.74
Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	100.0%		—	64	Kroger	$14.18
Preston Oaks			TX	Dallas-Fort Worth-Arlington	104	104	99.5%		—	30	H.E.B. Central Market	$31.45
Shiloh Springs	USAA	20%	TX	Dallas-Fort Worth-Arlington	110	22	86.0%		—	61	Kroger	$13.84
Shops at Mira Vista			TX	Austin-Round Rock	68	68	100.0%		—	15	Trader Joe's	$22.07
Southpark at Cinco Ranch			TX	Houston-Baytown-Sugar Land	265	265	100.0%		—	101	Kroger, Academy Sports	$13.46
Sterling Ridge			TX	Houston-Baytown-Sugar Land	129	129	98.5%		—	63	Kroger	$20.52
Sweetwater Plaza	C	20%	TX	Houston-Baytown-Sugar Land	134	27	98.9%		—	65	Kroger	$17.36

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Portfolio Summary Report By State
December 31, 2017
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Tech Ridge Center			TX	Austin-Round Rock	185	185	96.0%		—	84	H.E.B.	$23.45
The Village at Riverstone			TX	Houston-Baytown-Sugar Land	165	165	83.1%		—	100	Kroger	$13.04
Weslayan Plaza East	GRI	40%	TX	Houston-Baytown-Sugar Land	169	68	100.0%		—	—	Berings	$20.45
Weslayan Plaza West	GRI	40%	TX	Houston-Baytown-Sugar Land	186	74	97.5%		—	52	Randall's Food	$19.69
Westwood Village			TX	Houston-Baytown-Sugar Land	187	187	98.3%		127	—	(Target)	$19.33
Woodway Collection	GRI	40%	TX	Houston-Baytown-Sugar Land	97	39	97.0%		—	45	Whole Foods	$28.41
			TX		3,951	3,295	97.4%	98.6%	271	1,682		$19.28
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	92	92	100.0%		—	49	Giant Food	$26.18
Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandria	89	36	97.3%		—	57	Shoppers Food Warehouse	$14.18
Belmont Chase			VA	Washington-Arlington-Alexandria	91	91	100.0%		—	40	Whole Foods	$30.55
Braemar Shopping Center	RC	25%	VA	Washington-Arlington-Alexandria	96	24	97.9%		—	58	Safeway	$21.84
Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandria	104	42	96.1%		—	55	Shoppers Food Warehouse	$11.98
Culpeper Colonnade			VA	Culpeper	171	171	100.0%		127	70	Martin's, Dick's Sporting Goods, (Target)	$17.43
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	68	68	58.2%		—	—	-	$5.78
Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandria	169	67	93.9%		—	65	Shoppers Food Warehouse	$27.49
Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	103	41	100.0%		—	50	Giant Food	$25.01
Gayton Crossing	GRI	40%	VA	Richmond	158	63	87.1%		55	38	(Kroger)	$15.73
Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandria	340	136	96.9%		—	62	Giant Food	$26.17
Hanover Village Shopping Center	GRI	40%	VA	Richmond	90	36	98.4%		—	18	Aldi	$9.04
Hollymead Town Center	C	20%	VA	Charlottesville	154	31	94.7%		143	61	Harris Teeter, (Target)	$22.83
Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	72	29	88.7%		—	20	Earth Fare	$37.17
Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	93	37	100.0%		—	28	Giant Food	$28.63
Lorton Station Marketplace	C	20%	VA	Washington-Arlington-Alexandria	132	26	90.5%		—	63	Shoppers Food Warehouse	$23.44
Market Common Clarendon			VA	Washington-Arlington-Alexandria	393	393	68.5%		—	34	Whole Foods, Crate & Barrel	$32.94
Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	113	45	100.0%		—	56	Giant Food	$20.43
Shops at County Center			VA	Washington-Arlington-Alexandria	97	97	89.6%		—	52	Harris Teeter	$19.66
Shops at Stonewall			VA	Washington-Arlington-Alexandria	321	321	100.0%		—	140	Wegmans, Dick's Sporting Goods	$17.58
The Field at Commonwealth			VA	Washington-Arlington-Alexandria	187	187	82.4%		—	140	Wegmans	$14.43
Town Center at Sterling Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	187	75	91.0%		—	47	Giant Food	$20.77
Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandria	301	60	91.0%		—	48	Shoppers Food Warehouse, Gold's Gym	$26.54
Village Shopping Center	GRI	40%	VA	Richmond	111	44	93.8%		—	45	Martin's	$23.74
Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandria	105	42	98.8%		—	—	-	$26.12
Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandria	136	54	90.8%		141	59	Safeway, (Target)	$25.35
			VA		3,974	2,310	89.5%	90.1%	465	1,355		$22.26
Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	100.0%		—	49	Safeway	$16.25

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Portfolio Summary Report By State
December 31, 2017
(GLA in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Broadway Market	C	20%	WA	Seattle-Tacoma-Bellevue	140	28	98.6%		—	64	Quality Food Centers	$24.57
Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	215	43	92.6%		—	49	Safeway	$11.95
Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	79	31	95.3%		—	29	Albertsons	$25.62
Grand Ridge			WA	Seattle-Tacoma-Bellevue	331	331	99.3%		—	45	Safeway, Regal Cinemas	$23.35
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	100.0%		—	—	-	$38.49
Klahanie Shopping Center			WA	Seattle-Tacoma-Bellevue	67	67	98.4%		40	40	(QFC)	$31.71
Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	81	32	100.0%		230	—	(Sears)	$25.11
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	98.4%		—	41	Quality Food Centers	$23.75
Roosevelt Square			WA	Seattle-Tacoma-Bellevue	148	148	100.0%		—	50	Whole Foods	$22.76
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	100.0%		55	67	(Safeway)	$32.99
Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	100.0%		112	—	(Target)	$29.14
			WA		1,446	1,003	99.0%	99.0%	437	433		$24.84

Regency Centers Total					53,881	44,015	95.5%	96.2%	4,963	16,651		$21.11

(1) Major Tenants are the grocery anchor and any tenant over 35,000 square feet. Retailers in parenthesis are a shadow anchor and not a part of the owned property.

Note: In-process developments are bolded and italicized.

C:	Co-investment Partnership with Oregon
GRI:	Co-investment Partnership with GRI
M:	Co-investment Partnership with Minority Partner
NYC:	Co-investment Partnership with NYSCRF
O:	Other, single property co-investment Partnerships
RC:	Co-investment Partnership with CalSTRS
RLP:	Co-investment Partnership with Rider
USAA:	Co-investment Partnership with USAA

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Earnings and Valuation Guidance
December 31, 2017
(in thousands, except per share data)

	2017A	2018E

Net Income / Share		$1.47 - $1.56
NAREIT FFO / Share*		$3.73 - $3.82
Operating FFO / Share		$3.48 - $3.54

Same Property
Same property NOI as adjusted growth without termination fees (pro-rata)	3.6%	2.25% - 3.25%
Same property percent leased at period end (pro-rata)	96.3%	95.0% - 96.0%

New Investments
Development and Redevelopment starts (pro-rata)	$231,494	$200,000 - $300,000
Estimated yield (weighted average)	7.5%	+/- 7.5%
Acquisitions (pro-rata)	$149,848	+/- $150,000
Cap rate (weighted average)	4.4%	+/- 4.75%

Disposition Activity
Dispositions (pro-rata)	$120,290	+/- $150,000
Cap rate (weighted average)	7.8%	+/- 7.25%

Other
Net interest expense (pro-rata)	$157,589	$168,500 - $169,500
Net G&A expense (pro-rata)	$63,859	$65,000 - $68,000
Recurring third party fees & commissions	$25,017	$25,000 - $26,000
Certain non-cash items(1) (pro-rata)		$46,000 - $49,000

*NAREIT FFO provides for comparability across the REIT sector. For purposes of consensus estimates, please report NAREIT FFO.

Net Asset Valuation Guidance:		4Q17A
Estimated market value of undeveloped land(2)
Land held for sale or future development		$91,463
Outparcels at retail operating properties		19,629
Total		$111,092

NOI from Projects in Development (current quarter)(3)		$923
Base Rent from leases signed but not yet rent-paying (current quarter)
Retail Operating Properties including redevelopments		$2,851
Development Completions(3)		42
Total		$2,893

(1) Includes above and below market rent amortization, straight-line rents and amortization of mark-to-market debt adjustments
(2) Not included in Properties in Development on Balance Sheet
(3) From disclosure on page 26

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Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

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Reconciliation of Net Income to NAREIT FFO and Core FFO Guidance
December 31, 2017
(per diluted share)

NAREIT FFO and Operating FFO Guidance:	Full Year 2018
Net income attributable to common stockholders	$1.47	1.56
Adjustments to reconcile net income to NAREIT FFO:
Depreciation and amortization	2.26	2.26
NAREIT Funds From Operations	$3.73	3.82

Adjustments to reconcile NAREIT FFO to Operating FFO:
Other non-comparable costs	0.02	0.00
Straight line rent, net	(0.09)	(0.10)
Market rent amortization, net	(0.16)	(0.16)
Debt mark-to-market	(0.02)	(0.02)
Operating Funds From Operations	$3.48	3.54

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Glossary of Terms
December 31, 2017

Adjusted EBITDA: Earnings before interest, taxes, depreciation and amortization, real estate gains and losses, development and acquisition pursuit costs, straight line rental income, and above and below market rent amortization.
Core Funds From Operations (Core FFO): An additional performance measure used by Regency as the computation of NAREIT FFO includes certain non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from NAREIT FFO: (i) transaction related income or expenses; (ii) impairments on land; (iii) gains or losses from the early extinguishment of debt; and (iv) other amounts as they occur. The Company provides a reconciliation of NAREIT FFO to Core FFO.
Development Completion: A project in development is deemed complete upon the earliest of: (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) the project features at least two years of anchor operations, or (iii) three years have passed since the start of construction. Once deemed complete, the property is termed a Retail Operating Property.
Fixed Charge Coverage Ratio: Adjusted EBITDA divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders plus dividends paid to our preferred stockholders.
NAREIT Funds From Operations (NAREIT FFO): NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from sales of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since NAREIT FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income (Loss) Attributable to Common Stockholders to NAREIT FFO.
Net Operating Income (NOI): Base rent, percentage rent, and recoveries from tenants and other income, less operating and maintenance, real estate taxes, ground rent, and provision for doubtful accounts from the properties owned by the Company. NOI excludes straight-line rental income and expense, above and below market rent and ground rent amortization, tenant lease inducement amortization, and other fees. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses.
Non-Same Property: A property acquired, sold, or a Development Completion during either calendar year period being compared. Non-retail properties and corporate activities, including the captive insurance program, are part of Non-Same Property.
Operating Funds From Operations (Operating FFO): An additional performance measure used by Regency as the computation of NAREIT FFO includes certain non-comparable items that affect the Company's period-over-period performance. Operating FFO excludes from NAREIT FFO: (i) transaction related income or expenses; (ii) impairments on land; (iii) gains or losses from the early extinguishment of debt; (iv) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (v) other amounts as they occur.
Retail Operating Property: Any retail property not termed a Property In Development. A retail property is any property where the majority of the income is generated from retail uses.
Property In Development: Land or Retail Operating Properties in various stages of development and redevelopment including active pre-development activities.
Same Property: Retail Operating Properties that were owned and operated for the entirety of both calendar year periods being compared. This term excludes all Projects In Development and Non-Same Properties.
Same Property NOI as adjusted: For purposes of evaluating Same Property NOI on a comparative basis, and in light of the merger with Equity One on March 1, 2017, we are presenting our Same Property NOI on a pro forma basis as if the merger had occurred January 1, 2016. This perspective allows us to evaluate Same Property NOI growth over a comparable period. Same Property NOI as adjusted is not necessarily indicative of what the actual Same Property NOI and growth would have been if the merger had occurred as of the earliest period presented, nor does it purport to represent the Same Property NOI and growth for future periods. See page 2 for details of the pro forma adjustments for the non-ownerships periods of Equity One. The Company provides a reconciliation of Net Income (Loss) Attributable to Common Stockholders to Same Property NOI as adjusted.

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